CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

TABLE OF CONTENTS

Purchase and License Agreement

Supplement No. 1 “CDMA” to the Purchase and License Agreement No. 27090

Support Plan Solutions

Exhibit A
Exhibit B
Exhibit C
Exhibit D
Exhibit E
Exhibit F
Exhibit G

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

This Purchase and License Agreement (“Purchase and License Agreement”) is between Nortel Networks Inc. (“Nortel”) and Rural Cellular Corporation (“Customer”) effective as of the last date signed. Additional terms related to Customer’s purchase or license of Products or Services may be added by written agreements executed by authorized representatives of each party (“Supplements”) referencing the Purchase and License Agreement, and, together with the Purchase and License Agreement , will be referred to collectively as the “Agreement.”

1. Definitions.
a) “Documentation” means documentation provided by Nortel relating to Products.
b) “Furnish-only” means Products which Customer is responsible for installing.
c) “Hardware” means a Nortel machine or components.
d) “Order” shall have the meaning set forth in Section 2 below.
e) “Products” means any Hardware, Software or Third Party Vendor Items provided under this Agreement.
f) “Services” mean the activities to be undertaken by Nortel under the Agreement and pursuant to an Order, including, but not limited to, engineering, maintenance and installation, implementation, design, consulting, business planning, network planning and analysis.
g) “Software” means computer programs in object code form or firmware which is owned or licensed by Nortel, its parent or one of its subsidiaries or affiliates, and is copyrighted and licensed, not sold. Software consists of machine-readable instructions, its components, data, audio-visual content (such as images, text, recordings or pictures) and related licensed materials including all whole or partial copies.
h) “Statement of Work” is a document prepared by Nortel and provided to Customer, describing the deliverables, estimated timelines, assumptions, responsibilities and other relevant terms specific to a project and an Order. A Statement of Work, if applicable, shall be governed by the terms and conditions of, and constitute a part of, this Agreement.
i) “Third Party Vendor Item” means any non-Nortel hardware (“Third Party Hardware”) and/or non-Nortel software (“Third Party Software”) supplied to Customer under this Agreement.

2. Orders.

Customer may acquire Products or Services by issuing a written purchase order signed by an authorized representative or, if Customer is enrolled in any then current Nortel electronic commerce program, by submitting electronic orders (collectively, “Orders”). All Orders shall reference this Agreement or Agreement number, if applicable, and specify the quantity, price, Nortel quotation or proposal number, billing instructions, installation location, requested delivery dates, identification of any Services ordered, requested commencement date for Services, and Statement of Work, as applicable. All Orders will be governed by and cannot alter the terms and conditions of this Agreement. Nortel’s written or electronic communication accepting the Order, shipment of Products or commencement of Services will be Nortel’s acceptance of Customer’s Order. Nortel reserves the right to i) reject an Order and (ii) to charge a cancellation fee for Order cancellations as requested by Customer and authorized by Nortel. The cancellation fee are as follows:
60-30 days prior to ship: fifteen percent (15%) of the difference in the net price of the Products or Services canceled
<30 days prior to ship: twenty-five percent (25%) of the difference in the net price of Products or Services canceled
<20 days prior to ship: thirty percent (30%) of the difference in the net price of Products and/or Services canceled, except as otherwise set forth in an applicable Supplement.
Customer agrees that all electronic Orders issued are equivalent to a written Order, are governed by the terms and conditions of this Agreement and that in the event of any conflict between this Agreement and the information contained in Customer’s or Nortel’s electronic commerce website, this Agreement governs.

3. Changes to Orders.
The parties may, by mutual agreement, make changes to an Order (“Change”). The party asking for a Change shall describe in writing the details of the requested Change (“Change Order Request”). Nortel shall provide in writing to Customer a summary of any and all adjustments to the charges and other changes resulting from the Change Order Request. In no event shall any Change be effective or acted upon in any way until such time as i) an authorized representative of each party has agreed to the terms of the Change Order Request in writing and ii)

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Nortel has received an Order from Customer for any additional charges resulting from the Change Order Request.

4. Licensed Use of Software.
Nortel grants Customer a personal, nonexclusive, nontransferable (except in connection with an assignment permitted by Section 16 a) below), nonsublicenseable license to internally: a) install and execute the copy of the Software solely i) to the extent of the authorized activation or authorized usage level and solely for the purpose specified in the Documentation, ii) in the country where the Software was delivered, and iii) with specifically designated Hardware and/or with Nortel authorized customer furnished equipment (“CFE”) (collectively, the “Licensed Use”); b) use the associated Documentation solely in support of such Licensed Use; and c) make a single copy of the Software and associated Documentation solely for backup purposes. Customer agrees to maintain an accurate record of the whereabouts of the Software and any backup copy. Nortel and/or its suppliers (as applicable) retain all right, title and interest in and to the Software and Documentation, including any derivatives thereto and copies thereof.

5. License Restrictions.
Except as expressly authorized in accordance with the Licensed Use, Customer shall not a) use, copy, adapt, translate, publish, display, sublicense, rent, lease, lend, transfer or distribute the Software, Documentation, or any copy thereof; b) improve, enhance, revise, modify or make any other derivatives of the Software, Documentation or any copy or part thereof; and/or c) merge, link, compile or combine the Software or any part thereof, or any copy thereof, with any other software or other item(s). Customer shall not reverse assemble, reverse compile, reverse engineer or otherwise translate or decode the Software or any part thereof, or any copy thereof and shall not upload onto the Internet, permit downloading from the Internet or making the Software accessible to third parties via the Internet. Customer shall not destroy, remove or otherwise alter any copyright notice(s) on the Software and Documentation, or any copy thereof, and agrees to reproduce any such notice(s) on any copy thereof it makes pursuant to this License. Nortel suppliers of Software and Documentation (or any part thereof) are beneficiaries of this provision. Customer acknowledges that the Software and Documentation are and/or contain trade secrets and agrees that the Software and Documentation shall be treated as Confidential Information as set forth in Section 12 hereof. Nortel may audit by remote polling or other reasonable means to determine Software activation or usage levels. Use beyond the authorized usage or authorized activation level may require payment of an additional fee. Customer also agrees to abide by any additional or different terms and conditions and restrictions provided by Nortel in writing or via electronic media with respect to any Third Party Software provided in or with the Software.

6. Charges and Payment.
a) Unless otherwise agreed by the parties in the applicable Supplement, Nortel shall invoice Customer one hundred percent (100%) of the price of the Products upon shipment of the Products and one hundred percent (100%) of the Services upon completion unless the Service continues beyond thirty days, in which case Nortel shall invoice Customer at the end of each month for Services performed in that month. Certain reoccurring Services (for example, Maintenance Services) may be invoiced in advance of the performance of such Services. Unless otherwise included as part of a quote and Order, Customer will reimburse Nortel for all reasonable out-of-pocket expenses incurred by Nortel in performing the Services (including, without limitation, all reasonable travel, meal, lodging and mileage expenses) which have been pre-approved by Customer in writing. Amounts are due upon receipt of invoice and shall be paid by Customer within 30 days of invoice date. Nortel reserves the right to establish credit limits for Customer and may require full or partial payment prior to shipment of Product or commencement of Services provided hereunder.
b) Invoicing disputes must be identified in writing within twenty one (21) days of invoice receipt. Payments of any disputed amount are due and payable upon resolution. All other amounts remain due within 30 days. In the event of non-payment (other than in connection with a dispute) which continues more than ten (10) days after written notice, Nortel may suspend performance, product shipments or otherwise terminate an Order or this Agreement. Customer shall pay interest on any late payments (other than disputed payments) at the maximum rate allowed by law.
c) Nortel shall ship the Products and additional charges shall apply for shipping, and special handling. Unless otherwise agreed by the parties in the applicable Supplement, wireless switch and switch-related Products shall be shipped to the installation site(s). Other wireless Products will be shipped to Customer’s designated initial delivery location. Unless otherwise agreed by the parties in the applicable Supplement, Customer shall be

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

responsible for the coordination of delivery arrangements required to comply with project schedule dates and for freight, insurance, handling and any other applicable charges from Customer’s initial delivery location to the installation sites.
d) Charges for Software may be based on extent of use authorized as specified in a Supplement or invoice. Customer agrees to pay the charges applicable for any activation or usage beyond the authorized level.
e) If any authority imposes a tax, duty, levy or fee, excluding those based on Nortel’s net income or gross receipts and excluding franchise taxes, upon a Product or Service supplied by Nortel under this Agreement, Customer agrees to pay that amount, or supply exemption documentation at the time the Order is submitted. Customer is responsible for personal property taxes for each Product from the date of shipment by Nortel.
f) Customer consents without qualification to the sale of receivables, in whole or in part, including all or any part of any associated rights, remedies, and obligations, by Nortel without further notice and authorizes the disclosure of this Agreement, subject to obligations of confidentiality which are substantially similar to the confidentiality provisions contained in Section 12 below, as necessary to facilitate such sale.

7. Warranty.
a) Nortel warrants that Hardware i) is free from defects in materials and workmanship and ii) substantially conforms to Nortel’s published specifications. If Hardware fails to comply with the foregoing warranty during the warranty period, Nortel, at no additional charge, either i) will make it do so, or ii) will replace it with equivalent Hardware.
b) Nortel warrants that when Software is used in the specified operating environment it will substantially conform to its published specifications. If Software fails to comply with the foregoing warranty during the warranty period, Nortel, at no additional charge, will provide a suitable fix or workaround or will replace the Software; provided Software is within one software release level of the then-current software.
c) Services will be performed in a professional and workmanlike manner. If Services are not performed as warranted and Nortel is notified in writing by Customer within 30 days, Nortel will re-perform the non-conforming Services at no additional charge.
d) The warranty period for Hardware and Software shall be the warranty period identified in the Nortel Warranty Matrix in effect at the time of Customer’s Order. In the event Nortel determines that repair or replacement as set forth in this Section 7 cannot be made using commercially reasonable efforts, or if such repair or replacement remedy fails to cure any breach of warranty/non-conformity within thirty (30) days, Nortel will give Customer a credit equal to Customer’s net book value for the Product, provided Customer has followed generally-accepted accounting principles.
e) No warranty is provided for i) supply items normally consumed during Product operation; ii) failures caused by non-Nortel products; iii) failures caused by a Product’s inability to operate in conjunction with other Customer non-Nortel hardware or software;  iv) interference or disruption of service caused by operation of other radio systems, lightning, motor ignition or other similar interferences; v) performance failures resulting from services, including installation, not performed on behalf of Nortel by an authorized subcontractor of Nortel or by Nortel; or vi) failure resulting from use other than expressly provided herein or in the applicable Nortel published specifications/Documentation. Warranty will be voided by misuse, accident, damage, alteration or modification (including tampering with the serial number), or failure to maintain proper physical or operating environment, use of unauthorized parts or components or improper Customer installation or maintenance. Software is not warranted to operate uninterrupted or error free.
f) Nortel provides Third Party Vendor Items on an “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, unless Nortel specifies otherwise. However, such Third Party Vendor Items may carry their own warranties and Nortel shall pass through to Customer any such warranties to the extent authorized. THE WARRANTIES AND REMEDIES SET FORTH IN THIS AGREEMENT ARE CUSTOMER’S EXCLUSIVE WARRANTIES AND SOLE REMEDIES AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8. Warranty Service.
During the warranty period, Nortel provides certain types of warranty services without charge for specified Products to correct Product defects or to bring them up to conformance with Nortel published specifications. Nortel will inform Customer of the types of warranty services available to Customer which are consistent with Nortel standard practices and response times. Customer will obtain Nortel’s concurrence, which shall not be unreasonably withheld, prior to returning any Product for repair or replacement and must reference a return

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

material authorization number issued by Nortel on documentation accompanying such returned Product. Customer agrees to ship Product, prepaid and suitably packaged to a location Nortel designates. Nortel will return the Hardware to Customer at Nortel’s expense. Nortel is responsible for loss of, or damage to, Customer Hardware while it is a) in Nortel’s possession or b) in transit back to Customer. Any returned Hardware becomes Nortel’s property and subject to Nortel’s receipt of the exchanged Hardware, its replacement becomes the Customer’s property. Replacement Hardware may not be new but will be in good working order and equivalent to the item exchanged. The warranty period for the Hardware shall be the greater of ninety (90) days from the date of repair or replacement or the remaining Hardware warranty period. Customer agrees to ensure that exchanged Hardware is free of any legal obligations or restrictions that prevent its exchange and represents that all returned items are genuine and unaltered. Where applicable, before Nortel provides warranty services, Customer agrees to a) follow the problem determination, problem analysis, and warranty services request procedures that Nortel provides in writing or electronic media; b) secure all programs and data contained in Hardware; and c) inform Nortel of changes in the Hardware’s location. Services to supplement the warranty and post-warranty Services, including advance shipment of replacement parts, may be available at Nortel’s then-current prices and policies.

9. Title and Risk of Loss.
Title and risk of loss for ordered hardware shall pass from Nortel to Customer upon delivery to the initial location as designated by Customer.

If Customer is more than thirty (30) days late on any payments hereunder then, until receipt of the applicable amounts due from Customer hereunder, Customer grants to Nortel a continuing purchase money security interest in the Products sold and/or licensed under this Agreement and agrees to support Nortel in the perfection of such interest. Customer authorizes Nortel to file financing or continuation statements, including amendments thereto, relating to the Products without the signature of Customer where permitted by law.

10. Implementation and Installation Services.
Customer agrees to provide commercially reasonable sufficient, free and safe access to Customer’s facilities, data information and personnel and a suitable physical environment meeting Nortel’s specified requirements to permit the timely delivery and installation of Products and/or performance of Services, including the recovery of Nortel tools. Nortel will perform its responsibilities in accordance with the standard Nortel Statement of Work where applicable. Nortel may subcontract any portion or all of the Services to subcontractors selected by Nortel, provided that Nortel will remain fully responsible for the acts of such subcontractors and the performance of such Services and Nortel’s obligations hereunder. Nortel will successfully complete its standard installation and commissioning procedures before it considers Products installed. Nortel may make alterations to any Product and Service as necessary to comply with specifications, changed safety standards or governmental regulations, to make a Product non-infringing with respect to any patent, copyright or other proprietary interest, or to otherwise improve a Product or Service. Customer is responsible for i) the results obtained from the use of Products and Services; ii) integration and interconnection with and configuration of Customer’s hardware and/or third party hardware and/or systems; and iii) installation of Furnish-only Products. Customer shall be responsible for the accuracy and completeness of all data and any other information, including but not limited to microwave path studies, RF propagation studies and tower location and loading requirements that it provides or causes to be provided to Nortel. Nortel shall have no liability for failures to the extent the same result from or are attributable to Customer-provided designs, specifications or product configuration requirements. Services may include the advice and recommendations of Nortel, but all decisions in connection with the implementation of such advice and recommendations shall be the sole responsibility of, and shall be made by, Customer. In the event that there are any delays by Customer in fulfilling its responsibilities as stated above, or there are errors or inaccuracies in the information provided, Nortel shall be entitled to appropriate schedule and pricing adjustments including storage fees.

11. Maintenance Services.
a) Nortel provides certain Services either at Customer’s location or at a service center to keep Products in, or restore them to, conformance with published specifications (“Maintenance Services”). Maintenance Services are available in accordance with Nortel’s then current descriptions and at Nortel then current prices or as otherwise specified in an applicable Supplement.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

b) To be eligible for Maintenance Services, the Products must be in good operating condition and at revision levels supported by Nortel, acquired by Nortel or an authorized Nortel’s distributor or certified as eligible for maintenance.
c) Relocation of Products under Maintenance Services may result in adjustments to the price and response times. Continued Maintenance Services for such Products are subject to reasonable availability from Nortel or an authorized maintenance service provider.
d) Where applicable, before Nortel provides Maintenance Services, Customer agrees to i) follow the problem determination, problem analysis, and Maintenance Services request procedures that Nortel provides in writing or electronic media; ii) secure all programs and data contained in hardware; and iii) inform Nortel of changes in the hardware’s location.

12. Confidential Information.
a) Confidential information (“Information”) means i) Software and Third Party Software, ii) Documentation, iii) Customer’s customer information, and (iv) all business, technical, marketing and financial information and data that is clearly marked with a restrictive legend of the disclosing party (“Discloser”) or that should reasonably be deemed as confidential, based upon the nature of the information and the circumstances surrounding its disclosure.
b) Except as permitted herein, Recipient will not disclose, disseminate, or publish, and will protect against the disclosure, dissemination, publication or unauthorized use of, Information using the same care and discretion as it uses with its own similar information, but not less than reasonable care. Recipient may disclose Information only to i) those of its employees, employees of its parent, subsidiary or affiliated companies, and subcontractors who have a need to know for the purposes of carrying out this Agreement including RFP documents; and ii) any other party with the Discloser’s prior written consent. Before disclosure to any of the above parties, Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement.
c) Recipient may disclose Information to the extent required by law, court order or other legal process. However, Recipient must give Discloser prompt notice (if permitted by such law, order or legal process) and make a reasonable effort to prevent such disclosure and/or to obtain a protective order.
d) No obligation of confidentiality applies to any Information that Recipient i) already rightfully possesses without obligation of confidentiality; ii) develops independently without access to the Information; or iii) rightfully receives without obligations of confidentiality from a third party. No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of any obligation of confidentiality.
e) The release of any advertising or other publicity relating to this Agreement requires the prior approval of both parties, which may be withheld or conditioned in a party’s sole discretion.

13. Patents and Copyrights.
If a third party asserts a claim against Customer that the Hardware or Software infringes that party’s patent or copyright, or misappropriates that party’s trade secret(s), Nortel will defend Customer against that claim at Nortel expense and pay all costs and damages that a court finally awards or are agreed to in settlement of that claim by Nortel, provided that: Customer a) promptly notifies Nortel in writing of the claim and b) allows Nortel to control the defense and any related settlement negotiations and cooperates with Nortel in conjunction therewith. Notwithstanding the foregoing, Customer shall not be bound by any material obligation under any settlement without Customer’s prior written consent, consent not to be unreasonably withheld. If such a claim is made or appears likely to be made, Nortel may, but agrees in the case in which judgment of infringement has been determined, at its option and without additional charge to Customer, to i) modify the Hardware or Software, without material adverse effect on its features or functionality, so that it is not infringing the claimed patent, trade secret and/or copyright, ii) replace the Hardware or Software with functionally equivalent Hardware or Software which is not infringing the claimed patent, trade secret and/or copyright, or iii) secure the right for Customer to continue to use the Hardware or Software without infringing the claimed patent, trade secret and/or copyright. If Nortel determines that none of these options is reasonably available or feasible, the Customer agrees to return the Hardware or Software to Nortel upon written request by Nortel and Nortel will then give Customer a credit equal to Customer’s net book value for the Hardware or Software, provided Customer has followed generally-accepted accounting principles. Any such claims against Customer or liability for infringement arising from the Hardware or Software or use thereof more than thirty (30) days following a request for return of the Hardware or Software by Nortel are the sole responsibility of Customer. This represents Customer’s sole and exclusive remedy

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

regarding any claim of infringement associated with the Hardware or Software and/or any use thereof. Notwithstanding any of the foregoing, Nortel shall have no liability or obligation, including, without limitation, to defend or indemnify Customer, with respect to any claim, to the extent based on or arising from any of the following: a) anything Customer or any third party provides that is incorporated into or used with the Hardware or Software or that the Hardware or Software is incorporated into (except as expressly provided for herein; b) third party hardware or software c) compliance by Nortel or its authorized resellers with Customer specifications, designs or instructions or any modification, change or improvement made at the request of Customer; d) Customer’s modifications to the Hardware or Software e) the combination, operation, or use of the Hardware or Software with other software, products or items;; f) Customer’s failure to install or have installed changes, revisions or updates as instructed by Nortel; or h) improper use of the Hardware or Software or use outside the scope of the Licensed Use, the specifications or Documentation therefor.

14. Intellectual Property Rights.
Nortel, on behalf of itself and its subcontractors, reserves all proprietary rights in and to i) all methodologies, designs, engineering details, and other data pertaining to the Services and the materials delivered, ii) all original works, computer programs, updates developed in the course of providing the Service (except programs developed by Customer,), iii) discoveries, inventions, patents, know-how and techniques arising out of the Services; and iv) any and all products (including software and equipment) developed as a result of the Services. Notwithstanding the foregoing, nothing in this paragraph is intended to, nor will be deemed to, grant Nortel any rights, licenses or interests of any kind in any intellectual property owned by Customer or its third party vendors. The performance by Nortel of Services shall not be deemed work for hire.

15. Limitation of Liability.
*** (i) more than the amount of any actual direct damages up to the greater of *** or the charges for the Product or Services that are subject to the claim, regardless of the cause whether arising in contract, tort (including negligence) or otherwise ***
For purposes of the preceding subparagraph c), payments by Nortel set forth in Section 13, Patents and Copyrights shall be considered direct damages, regardless of how such payments would be characterized under the laws of the applicable jurisdiction.

16. General.
a) Customer agrees not to assign, or otherwise transfer this Agreement or Customer’s rights under it, or delegate Customer’s obligations, without Nortel’s prior written consent, except that Customer may assign this Agreement to any entity which it controls , is controlled by or is under common control with, or to any entity which succeeds Customer by merger, consolidation or sale of all/substantially all of Customer’s assets or business; *** Customer shall ensure that any transferee or assignee, as described above, agrees in writing to abide by all of the terms of this Agreement, including, but not limited to the confidentiality and software licensing provisions. Nortel may charge any such transferee or assignee reasonable and appropriate fees for usage or activation of Software above the Customer’s authorized usage or activation level. The Agreement shall not be transferable by any such transferee or assignee. For the purposes of this Section 16 a), “control” shall mean an entity that directly or indirectly owns (and continues to own) more than fifty percent (50%) of the shares entitled to elect the board of directors of such other entity. Any attempt to assign or otherwise transfer this Agreement or Customer’s rights under it in contravention of the foregoing prohibition is void. This Agreement shall be binding on the parties and their permitted assigns.
(b) Customer represents and warrants that it is buying Products and/or Services for its own internal use and not for resale. Customer agrees not to export, either directly or indirectly, the Product or Documentation or any copy thereof in whole or in part, nor any hardware or system incorporating the Software in whole or in part without having first obtained clearance or a license to re-export from the USA, European Union and/or Canadian Governments as required under their respective re-export regulations. Except for non payment neither Customer nor Nortel will bring a legal action under this Agreement more than five (5) years after the cause of action arose.
(c) Neither party is responsible for failure to fulfill any obligations to the extent such failure is due to causes beyond its control, such as, but not limited to accidents, fires, acts of God, riots, wars, embargo or requisition or acts of government, and against which a party has taken commercially reasonable precautions. In the case of force majeure the affected party shall promptly notify the other party in writing and shall use commercially reasonable efforts to avoid or remove the cause of non-performance and the affected party shall proceed to perform their respective obligations with dispatch when such cause is removed. If any such failure continues for

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

more than sixty (60) consecutive days, with respect to an Order, then either party shall have the right to terminate such Order for Product(s) that have not been delivered, without penalty.
(d)  In the event that any provision of this Agreement or portions thereof is held to be invalid or unenforceable, the remainder of this Agreement will remain in full force and effect.
(e) Both Customer’s and Nortel’s obligations under this Agreement and any Order(s) which by their nature would continue beyond the termination, cancellation, or expiration of this Agreement or such Order(s), shall survive such termination, cancellation, or expiration.
f) The terms and conditions of this Agreement, including any Supplement(s), form the complete and exclusive agreement between Customer and Nortel and replace any prior oral or written proposals, Statements of Work, correspondence or communications regarding the subject matter herein. In the event of a conflict between this Purchase and License Agreement and a Supplement, the terms in any Supplement(s) prevail. In the event of a conflict between this Agreement and a Statement of Work, the terms of the Agreement prevail . Any changes to this Agreement must be made by mutual agreement in writing.
(g) All Customer’s rights and all of Nortel’s obligations are valid only in the country in which the Products and Services were supplied; the laws of the State of New York govern this Agreement, exclusive of its conflict of laws provisions; and nothing in this Agreement affects any statutory rights of consumers that cannot be waived or limited by contract.
(h) Any notice, approval, or consent under this Agreement must be in writing and will be deemed given (i) on the day delivered, if delivered personally or by courier, (ii) on the day sent, if transmitted by confirmed fax, or (iii) on the fifth business day after mailing via certified mail, return receipt requested, in each case to the address of the respective party shown below, or as otherwise designated from time to time by notice.
(i) The headings included in this Agreement are for convenience and reference only and no such headings, or lack thereof, will be used to interpret, limit or otherwise affect this Agreement.
(j) The status of each party and its employees with respect to the other will be that of independent contractor. Nothing contained in this Agreement creates the relationship of a joint venture, partnership, association, principal and agent, or employer and employee among the parties. The parties further agree that no representation will be made by either party that would create an apparent agency, employment, partnership, or joint venture. No party will have the power, express or implied, to obligate or bind the other in any manner whatsoever. No personnel of one party will, at any time or for any purpose, be deemed employees or agents of the other.
(k) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

RURAL CELLULAR CORPORATION

By:
Name: Richard P. Ekstrand
Title: President and CEO

Address:     3905 Dakota Street SW, Alexandria, MN 56308
State of Incorporation:
Tax I.D. Number: 41-1693295
Date: 12/29/06

NORTEL NETWORKS INC.

By:
Name: Michael Shappell
Title: Group Sales Director

Address:   4006 E. Chapel Hill-Nelson Hwy., RTP, NC 27709-3010
Date: 12/29/06
Contract No.:  27090

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Products may be purchased only in countries where Nortel makes these products available for purchase and use.

The following Hardware and Software items shall have the corresponding warranty periods unless stated otherwise in the applicable Documentation:

Carrier Products	Hardware	Software
VoIP, DMS, Optical Networks, Wireless Product families and CCMIS	12 months from ship date	12 months from ship date
Alteon and Shasta Products	12 months from ship date	90 days from ship date
Carrier Data Products (Passport, Bay and Micom products)	See current Nortel price list.	See current Nortel price list.
All other Product families not listed (unless specified otherwise in writing)	90 days from ship date	90 days from ship date

Enterprise Products	Hardware	Software
Data Products (e.g., Access CN, Advanced Video, Backbone CN, Baystack, Business Communications Manager, Contivity, Instant Internet, Net ID, Passport LAN and WAN Solutions)	See current Enterprise Data Products Product Catalog	See current Enterprise Data Products Product Catalog
Portal Solutions Products	90 days from ship date	90 days from ship date

This Warranty Matrix may be revised by Nortel from time to time, as identified by Nortel in the applicable Documentation. . .

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Supplement No. 1 “CDMA” to the Purchase And License Agreement No. 27090

This Supplement No. 1 (this “Supplement No. 1”) is entered into between Rural Cellular Corporation (“RCC”) and Nortel Networks Inc. (“Nortel”). The terms and conditions provided in this Supplement No. 1 form a part of and are in addition to those contained in the Purchase and License Agreement between Rural Cellular Corporation and Nortel Networks Inc. Number 27090 (the “PLA”) and describe the manner in which certain Products and Services will be provided and priced during the ‘Term’ as defined herein. This Supplement No. 1 and the PLA will hereinafter collectively be referred to as the “Agreement.”

1. Purpose

The purpose of this Supplement No. 1 is to specify for the Term, the prices, incentives and other terms and conditions applicable to Orders of CDMA Products and Services specified in Exhibit A attached hereto.

2. Term

This Supplement No. 1 shall be effective on the last date when duly signed below (“Effective Date”), and shall continue until December 31, 2009 (“Term”), unless earlier terminated by either party as set forth below.

3. Definitions

For the purposes of this Supplement No. 1, the capitalized terms defined below shall have the meanings set forth below. Any capitalized term used in this Supplement No. 1 and not defined below, or elsewhere in this Supplement No. 1, shall have the meaning given them in the PLA.

“Blanket Order” shall have the meaning set forth in Section 4 below.

“Commitment” shall have the meaning set forth in Section 4 below.

“Initial CDMA Product(s)” and “Initial CDMA Services” shall mean the Products and/or Services, respectively, subject to the Commitment and further described in Section 4 below.

“Net Prices” shall mean the price that will be invoiced to RCC by Nortel for the respective Hardware or Software (after discounts and/or credits, and before taxes and freight).

***

“Unitary Price” shall mean Nortel’s list price, ***

4. Commitment

Following execution of this Supplement No. 1, *** RCC shall issue a non-cancelable Blanket Order in the aggregate Net Price, (inclusive of the application of executive discounts) of at least *** for the Initial CDMA Products and Services, as a whole (the “Blanket Order”). The Blanket Order shall serve as RCC’s commitment to issue individual Orders for specific Initial CDMA Products and/or Initial CDMA Services and a) in the quantities and for the pricing set forth in Exhibit A and b) with mutually agreed upon delivery dates based upon Nortel’s standard delivery intervals *** (the “Commitment”). In addition to the Initial CDMA Products and Initial CDMA Services set forth in Exhibit A, Nortel has also included an Exhibit B, attached hereto, for RCC’s use in issuing such individual Order(s) for the

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Initial CDMA Products and Initial CDMA Services. *** This Exhibit B is being provided solely for RCC’s internal ordering requirements. Nortel shall use commercially reasonably best efforts to meet the agreed upon delivery date(s).

*** Such amount shall be payable by RCC thirty (30) days after receipt of Nortel’s invoice therefor.

Notwithstanding Section 6 a) of the PLA, Nortel acknowledges that appropriate credit limits have been approved for the dollar amount of the Commitment and Nortel does not require full or partial payment prior to shipment of the Initial CDMA Products and/or commencement of the Initial CDMA Services as set forth in this Supplement No. 1 by RCC.

5. Growth

In consideration of RCC’s purchase of Initial CDMA Products and Initial CDMA Services in fulfillment of the Commitment, and subsequent to RCC’s fulfillment of such Commitment as stated in Section 4 above,***

a) For Order(s) issued by RCC for additional wireless CDMA Products (“Growth Products”)

***

6.  ***

***

7. ***

*** RCC may issue Order(s) for CDMA Products *** as provided in Section 8 below *** in consideration of RCC’s purchase of CDMA Products *** Nortel shall *** Exhibit A sets forth the CDMA Products *** as the Unitary Price prices for such CDMA Product***

8.  ***

The following are *** in the Unitary Price(s) as referenced in Sections 5 and 7 above.

CDMA Products    ***

Switch Hardware   ***

BSC     ***

CBRS     ***

RNC     ***

EMS     ***

CSVS/CPDS    ***

BTS     ***

DOMA H/W    ***

Radios     ***

xCEM     ***

Services Platform   ***

PDSN Hardware    ***

Software    ***

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

MTX S/W RTU    ***

***

***

Controller SW    ***

Optional MTX features   ***

1xRTT enablers    ***

Optional PDSN Features   ***

DOMA S/W (NT2J10CV)  ***

9. Optional Purchases

a) Packet-MSC

Subsequent to RCC’s issuance of the Order(s) as provided in Section 4 above, RCC shall have the option to purchase Nortel’s Packet-MSC Product and Services as identified in Exhibit E, attached hereto, for the net purchase price of *** This pricing applies to non-cancelable Orders issued by RCC within eighteen (18) months from the Effective Date. ***

b) EV-DO

RCC shall have the option to purchase Nortel’s EV-DO Products and Services for total Net Price(s) *** RCC shall issue any such Order(s) within eighteen (18) months from the Effective Date. *** at Nortel’s then current price.

c) Delivery and Warehousing

RCC shall have the option of issuing Order(s) for Nortel to perform ‘last mile’ delivery and warehousing *** included in the Commitment *** as provided in Exhibit E. RCC shall issue such Order(s) to Nortel ***  and Nortel shall ship such BTS(s) to a Nortel-managed warehouse facility as designated by Nortel. Nortel shall ship such BTS(s) from such warehouse facility to the RCC designated installation site *** provided that no special delivery is required. Beginning upon the Effective Date and for a period not to exceed *** from the date BTS(s) Products are first delivered to the Nortel-managed warehouse facility, which ever occurs later, (“Storage Period”) Nortel shall provide the Nortel-managed warehouse facility for collection and consolidation of the BTS(s). All BTS(s) initially shipped to the Nortel-managed warehouse facility must be delivered to the applicable installation site *** are first delivered to the Nortel-managed warehouse facility, whichever is later. If delivery of the applicable BTS(s) to the applicable installation site is delayed beyond such time period, RCC agrees to promptly remove the applicable BTS(s) from the Nortel-managed warehouse facility and deliver such BTS(s) to an RCC-managed warehouse facility designated by RCC. Title and risk of loss for the hardware of the BTS(s) initially delivered to the Nortel-managed warehouse facility shall pass from Nortel to RCC upon to an RCC-managed warehouse facility designated by RCC or delivery to such other location as designated by Customer, whichever occurs first.

10. Extended Services and Support Plan (ESSP)

During the Term, RCC may order an extended service and support plan No. GR5374000 (“ESSP”), as described in Exhibit E, for the CDMA Products. The ESSP includes, but is not limited to, such Services as Technical Assistance Service (TAS), Emergency Recovery (ER), ePerformance and Enhanced Drop Box Services. The parties acknowledge that RCC shall purchase the ESSP for the

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

initial 12 months of the Term, *** The pricing for additional 12-month renewals of ESSP is set forth in Exhibit E.

11. Training

Nortel shall grant RCC training credits (“Training Bank Dollars”), upon the Effective Date, ***

Nortel shall make training available to RCC with respect to the operation, configuration, installation, service, maintenance and support of the CDMA Products at current Nortel prices and at Nortel facilities, subject to course and class availability. Upon the request of RCC, Nortel shall provide such training, at a time and place mutually agreed upon and at the prices to be quoted for such training.

Nortel’s training products and services are listed at the Nortel website for technical training http://www.nortel.com/training (Nortel’s Website for Technical Training”).

The training policies as listed at the Nortel Website for Technical Training shall apply to training ordered hereunder.

Nortel may change, modify, update and/or add training programs as new Products or Product features/releases are made available.

Prices shall be subject to change by Nortel.

RCC shall bear the cost of transportation, meals, lodging or other incidental expenses of RCC’s personnel to, from and during training.

Nortel RCC may apply the Training Bank Dollars toward tuition costs for Nortel’s training products and services, provided that RCC notifies Nortel of its intent to apply Training Bank Dollars toward tuition costs for training prior to Nortel’s issuance of invoices for such training. The “Training Bank Dollars” may be applied to all training media offerings, including (but not limited to) Nortel instructor-led classroom training at a Nortel facility, Nortel instructor-led classroom training at the RCC location (RCC site training), self-paced training, and eLearning training medias.

The Training Bank Dollars will be allocated upon the Effective Date and Training Bank Dollars will expire on December 31, 2009.

Any training tuition charges which RCC does not satisfy by application of Training Bank Dollars shall be invoiced to RCC to Nortel at the prices quoted at the Nortel Website for Technical Training, and RCC shall render payment thirty (30) days following receipt of such invoice. The payment method identified in the student registration record on the first day of class is the payment method that will prevail for course charges.

Nortel may, at its sole and exclusive discretion, attempt to meet any reasonable request by RCC for a course other than the courses listed at the Nortel Website for Technical Training (“Customized Training”). The price for Nortel to modify existing training courses/materials or to design new training materials for RCC will be quoted to RCC on a per request basis. RCC may pay for Customized Training with Training Bank Dollars or Nortel shall invoice the value of the Customized Training and RCC shall render payment within thirty (30) days of receipt of such invoice.

The availability of any training course to RCC as set forth above shall be subject to the prerequisite policy identified by Nortel at the Nortel Website for Technical Training.

Nortel’s training materials are proprietary and copyrighted information. Any use or replication of this material must have written consent by Nortel’s Knowledge Services organization.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

WITH RESPECT TO TRAINING THE TRAINING MATERIALS AND ANY SUPPORT OR OTHER SERVICES WHICH MAY BE PROVIDED BY NORTEL SHALL BE PROVIDED WITHOUT WARRANTY OF ANY KIND OR NATURE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE. NORTEL DOES NOT WARRANT THAT THE TRAINING MATERIALS WILL BE ERROR-FREE OR THE STUDYING OF THE TRAINING MATERIALS WILL QUALIFY ANY PERSON TO PERFORM ANY FUNCTIONS COVERED BY THE INSTRUCTIONAL MATERIALS. NORTEL SHALL HAVE NO OBLIGATION TO UPDATE OR MONITOR THE USE, REPRODUCTION, OR DISTRIBUTION BY RCC OR ANY THIRD PARTIES OF SUCH TRAINING MATERIALS.

IN NO EVENT SHALL NORTEL BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE TRAINING MATERIALS AND ANY TRAINING SUPPORT OR OTHER TRAINING SERVICES.

12. Testing, Turnover and Acceptance

a) Nortel-Installed CDMA Products

(i) For CDMA Products installed by Nortel, Nortel shall, upon completion of such installation, perform Nortel’s standard test plans and verification procedures, to confirm the CDMA Products’ functionally conforms in all material respects with Nortel’s published specifications and, upon such verification, provide to RCC notice of installation completion (“ICN”).

RCC may elect to have a qualified representative observe such test and verification procedures; however, RCC’s election not to have a qualified representative observe such test and verification procedures shall not invalidate the test results nor shall such election be a reason or valid basis for RCC not to accept the CDMA Products.

(ii) within thirty (30) calendar days following the ICN date as set forth in the CDMA 1xRTT Acceptance Test Plan attached as Exhibit G, RCC shall either accept the CDMA Products in a written notice of acceptance, and RCC shall be deemed to have accepted the CDMA Products on the ICN date, or specify, in reasonable written detail, those particulars in which, in RCC’s opinion, the CDMA Products fail to substantially comply with Nortel published specifications (“Explanation of Non-acceptance”). If RCC has not provided Nortel with either a written notice of acceptance or an Explanation of Non-acceptance within such thirty (30) calendar days, then RCC will be deemed to have accepted the CDMA Products on the ICN date.

b) Nortel Furnish-Only CDMA Products

(i) For CDMA Products not installed by Nortel, Nortel shall, prior to delivery of such CDMA Products, perform such factory tests as Nortel determines to be appropriate to confirm the CDMA Products’ functionality conforms in all material respects with Nortel’s published specifications.

(ii) Within thirty (30) calendar days following the date of shipment, RCC shall either accept the CDMA Products in a written notice of acceptance (in which case, RCC will be deemed to have accepted the CDMA Products on the date of shipment), or provide an Explanation of Non-acceptance. If RCC has not provided either a written notice of acceptance or an Explanation of Non-acceptance within such thirty (30) calendar days, then RCC will be deemed to have accepted the CDMA Products on the date of shipment.

Notwithstanding the foregoing, RCC will be deemed to have accepted a CDMA Product, without limitation or restriction, by no later than the date any CDMA Product is placed into revenue generating service.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

d) RCC shall be deemed to have accepted Services purchased separately from a CDMA Product upon completion of such Services, or upon specific milestones pursuant to criteria and/or processes as may be identified in a mutually agreed upon project schedule, statement of work or other such documentation.

e) RCC shall not unreasonably withhold acceptance of any CDMA Product or Services and acceptance by RCC shall not be withheld or postponed due to:

(i) deficiencies or nonconformities of a CDMA Product or Service resulting from causes not attributable to Nortel such as but not limited to

(1) a material change or inaccuracy of information provided by RCC,

(2) inadequacy or deficiencies of any materials, facilities, or services provided directly or indirectly by RCC, or

(3) other conditions external to the CDMA Products or Services beyond the limits specified in Nortel’s published specifications; or

(ii) deficiencies or shortages with respect to the CDMA Products or Services that are attributable to Nortel but are of a nature that do not prevent operation of the CDMA Products in a live, commercial environment (“Punch List Items”) provided that Nortel, at its expense, agrees to correct such Punch List Items within thirty (30) days (or other mutually agreed upon time period) after RCC has accepted such CDMA Products or Services.

(f)  Nortel shall invoice RCC for the Services as identified in Exhibit A upon acceptance by RCC of ICN of such Services. Amounts shall be due and payable by RCC within thirty (30) days from date of invoice.

13. Additional Terms and Conditions

(a) In the event of a conflict between this Supplement No. 1 and the PLA, or any of the other documents referenced in this Supplement No. 1, the following documents are given priority in the following order: i) this Supplement No.1 ii) the PLA, iii) the other referenced documents, if any.

(b) In addition to any other remedies set forth in the Agreement, RCC may terminate this Supplement No. 1 for cause if Nortel commits a material breach of this Supplement No. 1 which such breach is not curable or, if curable, such breach has not been cured by Nortel within sixty (60) days after receipt of written notice of breach from RCC. If RCC chooses to terminate this Supplement No. 1 because of a breach, the fees and/or prices payable under this Supplement No. 1 and/or such Order will be only for the CDMA Product(s) and Services for which Order(s) have been accepted by Nortel prior to the date of termination.

(c) The Agreement, consisting of this Supplement No. 1, the PLA and Exhibits A through G referenced herein, form the complete and exclusive agreement between RCC and Nortel with respect to RCC’s purchase of CDMA Products from Nortel described herein, and replace any prior oral or written proposals, correspondence or communications regarding said subject matter.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

(Signature Page as Follows)

Rural Cellular Corporation

By:

Name: Richard P. Ekstrand

Title: President and CEO

Address:

State of Incorporation: Minnesota

Tax ID: 41-1693295

Date: 12/29/06

NORTEL NETWORKS INC.

By:

Name: Michael Shappell
Title: Group Sales Director
Address:

Date: 12/29/06

Contract Number:  27365

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Purchase and License Agreement with Nortel Networks Incorporated

Support Plan Solutions - Base (GR5374000)

Base Support Plan Solution: for a flexible network maintenance solution enabling network operators to achieve maximum value from their network investment by ensuring dependable service levels and improving network performance.

The Nortel Base Support Plan provides a proactive maintenance solution designed to achieve the business goals of the operator by protecting its network investment.

The plan includes services such as Repair Services, Technical Support, Corrective Content Management as well as optional Network Discovery, and Software Release Service to help keep systems functioning properly so they remain available to handle the most critical applications and data.
This service helps enable operator success by:

•	Keeping the network finely tuned by receiving the latest software release updates.

•	Maximizing return on invested capital.

•	Minimizing business risk by establishing fixed support costs.

•	De-risking the operator’s time to profit plan.

•	Improving and maintaining customer satisfaction.

•	Minimizing customer dissatisfaction during service interruptions.

•	Improving network performance.

•	Identifying network capacity issues.

•	Efficiently utilizing OPEX and resources for core competencies.

•	Providing TAS/GRS restorative services in order to maximize network operational Quality UP time.

•	Supplementing staff with top-notch technical resources.

Base Support Plan Solution Services

The Base Support Plan Solution is a comprehensive and proactive maintenance plan available to the operator. This plan combines the key services that the operator needs for business success.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

The following components comprise the Base Support Plan Solution:

Base Technical Support
Nortel Base Technical Support service provides the network (hardware/software) with full technical assistance during usual business hours and with emergency recovery 24 hours a day, seven days a week

Repair - Return and Replace
Return and Replace service, a repair service from Nortel, provides for the replacement of a defective Nortel Field Replaceable Unit (FRU) with an equivalent FRU.

Third-Party Product Spares - Next Day
The Third-Party Product Spares - Next Day service provides for the next-day delivery and installation of replacement Field Replaceable Unit (FRUs) for third-party products whether supplied by Nortel or purchased by the customer.

Corrective Content Management
Nortel offers the Corrective Content Management service for the download and application of patches that will be used to enhance software currently installed in customer sites or lab environments.

Additional Services
Software Release Service - Basic
Software Release Service - Basic provides Operational Software for covered network devices.
Network Discovery Classic
Provides proactive intelligent information about the network via web-based reports or PC applications, including:

•	ePerformance

Support Plan Contract Terms

In the event that this support plan has not been renewed or canceled in writing by the end of the initial term ("Service End Date"), the conditions of this support plan will be automatically renewed as of the Service End Date ("Renewal Period"). For coverage during the Renewal Period, Nortel will provide the services and the customer will be billed in accordance with the support plan as described herein with the charges pro-rated on a monthly basis at the current monthly/element rate. In the event that the customer cancels this service in writing following the Service End Date, Nortel will bill the customer the pro-rated monthly rate for the period from Service End Date through the date written cancellation has been received by Nortel.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Base Technical Support

The Nortel Base Technical Support service provides remote technical assistance and emergency recovery for issues associated with the operation and maintenance of carrier solutions provided by Nortel. Technical Support Services include two service levels - Technical Assistance Service (TAS) and Emergency Recovery (ER). ER is provided for the most severe problems, classified as E1 and E2. TAS is provided for less severe problems, classified as Business Critical, Major and Minor.

The Nortel technical support organization will provide the customer with remote assistance related to Nortel system operation and maintenance issues affecting Nortel Carrier products, as described in Appendix B.

The Nortel technical support organization will answer calls 24 hours a day, seven days a week. Emergency Recovery will be provided 24 hours a day, seven days a week.

The Nortel Base Support Plan provides TAS during normal business hours. TAS will be provided by Nortel regional technical assistance centers for Business Critical, Major, and Minor problems (see Appendix B). Nortel strives to immediately assign an engineer to the Major and Minor problems during normal business hours.

Nortel business hours are 8 a.m. to 5 p.m. local standard time (continental North American customers only), Monday through Friday, excluding Nortel holidays.
TAS provided outside of normal business hours will be billed at the then-current hourly rates. These rates are subject to change without notice. A purchase order must be provided to Nortel to facilitate the billing of TAS provided outside of normal business hours.

Technical Assistance Service (TAS)

This activity includes:

•	Diagnosing routine hardware/software problems

•	Troubleshooting problems using diagnostic utilities

•	Providing advice on how to detect and resolve hardware- and network-related problems

•	Advising on issues requiring hardware replacement

Note: Nortel will investigate the issue using reasonable investigative techniques to verify that the products covered by the support plan are working according to specifications. If the issue is found to be the result of product(s) not covered by a support plan, Nortel, with customer approval, will continue to investigate the issue at the then-current Nortel time-and-materials fees plus associated travel-and-living expenses. Upon request, Nortel will provide the results of the investigation directly to any vendor that has completed interoperability testing.

•	Analyzing basic trace/log/dump/Operational Measurement (OM) information

•	Performing root cause analyses of emergency incidents at Nortel’s discretion

•	Identifying and resolving code-level problems

•	Supporting the testing and releasing of code corrections

•	Providing regular, ongoing updates on case progress to the customer using agreed-upon media

•	Providing case resolution and agreeing on case closure

See Appendix A for Nortel Case Resolutions and Appendix D for Service-Level Agreement (SLA) objectives.

If the customer is operating a non-supported software release (see Appendix C), and the reported problem has been corrected in a supported software release, then the customer is required to upgrade, at its expense, to the current minimum supported software release in order to acquire rights to any known fix. If the customer is operating a non-supported software release and if there is no fix, Nortel will not provide a permanent fix to the software, but may provide a workaround or other temporary fix. If the customer is operating a supported software release and if there is no fix, Nortel will use commercially reasonable efforts to remedy the issue, which may include a workaround or other temporary or permanent fix to the software, provided that the reported problem can be verified and/or recreated by Nortel on the then-current supported software release(s).

In extreme circumstances when telephone support, remote diagnosis, and all other remote means of restoring product operation fail, Nortel, at the request of the customer, and provided that Nortel determines that on-site support is necessary and appropriate, will dispatch a trained and qualified technical support engineer to the customer’s premises in order to facilitate Nortel’s diagnosis. If Nortel reasonably diagnoses that the reported problem is caused by reasons not attributable to Nortel, Nortel will invoice the customer for the then-current Nortel time-and-materials fees plus associated travel and living expenses. There will be no additional charge to the customer for the dispatch if the customer has entered into a separate agreement with Nortel for that service.

Emergency Recovery (ER)

The Nortel ER activity addresses E1/E2 emergency issues, which are classified in accordance with Nortel’s case priorities (see Appendix B). This activity is available to the customer 24 hours a day, seven days a week.

In accordance with Appendix D, Nortel strives to immediately assign an engineer to the case upon receipt of the call. Once the engineer has been assigned, Nortel will provide continuous service (24 hours a day, seven days a week) as applicable until the service level is restored to pre-incident operation.

At the customer’s request, the ER team will be available for constant contact with the customer throughout this case resolution activity.

Once the customer agrees that service has been satisfactorily restored, the E1/E2 case will be closed and an E3/E4 child case will be opened if further investigation or problem resolution activity is needed for supported loads only. The E3 and E4 follow-up cases will be addressed as Major and Minor cases respectively. If applicable, Nortel may

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

conduct a root-cause analysis of the issue, the results of which will be made available to the customer.

In extreme circumstances when telephone support, remote diagnosis, and all other means of restoring product operation fail, if the customer requests it, and if Nortel determines that on-site support is necessary and appropriate, Nortel will dispatch a trained and qualified technical support engineer to the customer’s premises in order to facilitate diagnosis. If Nortel reasonably determines that the reported problem is caused by reasons not attributable to Nortel, Nortel will invoice the customer for the then-current Nortel time-and-materials fees plus associated travel and living expenses. There will be no additional charge to the customer for the dispatch if the customer has entered into a separate agreement with Nortel for that service.

Base Technical Support Deliverables

The following key deliverables are provided by this service:

•	Case status: is available by calling the Nortel Call Center or through the Nortel case tracking system via the Nortel website, http://www.nortel.com

•	Root-cause analysis report: if applicable, target issuance is 30 days after the outage for supported loads only (see Appendix D for SLA objectives).

•
Clarify Bulletin Systems: technical document advising the customer to prevent issues on its network as appropriate. Clarify Bulletin Systems are created to make customers aware of problems in a system and/or corrections/upgrades to their systems. The CBs are issued for one of the following reasons:

-	Service-impacting documentation deficiencies

-	A temporary workaround for a product deficiency with a commitment for a permanent fix to be available

Note: Every CB must have a cancellation plan or expiration date assigned

-	CBs can be accessed through http://www.nortel.com

Nortel Responsibilities

Nortel will be responsible for:

•
Providing access to the Nortel Call Center, which functions as a single point of contact for the receipt of all customer support calls and inquiries. The Call Center is available 24 hours a day, 365 days a year. Incoming calls may be connected to an Automatic Call Distribution (ACD) system and may be recorded and/or monitored for quality purposes. After selecting the appropriate product support group via the Express Routing Code (ERC), the customer simply enters the activated Site-ID or PIN and is then immediately transferred to a Technical Support Engineer as available. Where toll-free access is not available, the customer will be responsible for any telecommunication facility charges and/or long distance toll charges associated with access to the call center.

•	Providing access for customer sites in Canada, the United States, and Puerto Rico/U.S. Virgin Islands to the Nortel technical support organizations by calling the Nortel Call Center at:

1-800-4NORTEL (1-800-466-7835) or (1-919-905-4210)

•
Providing access to the Nortel case tracking system via its website, http://www.nortel.com, where available and at Nortel’s discretion. This tracking system enables the customer to open and view cases via the website. The customer will be responsible for any telecommunication facility charges and/or long distance toll charges associated with access to the Nortel website.

•
Assigning a unique reference number from its case tracking system when the customer reports a problem and recording the time the report was received. Nortel will request that the customer agree to a case priority level in accordance with the guidelines set out in Appendix B.

•
Providing Knowledge Management and On-Line Support. The customer must be entitled to access Nortel’s Customer Support website (or successor in title) 24 hours per day, seven days per week, and 365 days per year. Nortel’s Customer Support website is currently located at http://www.nortel.com. The information will be made available to the customer when it is made generally available for distribution by Nortel. The customer acknowledges and agrees that access to the Customer Support website may be conditioned upon compliance by the customer with all of Nortel security requirements and/or other terms as deemed necessary by Nortel. Depending on the product, information and/or tools available to the customer on the website may include:

-	Problem solutions knowledge database

-	Status review of known software problems

-	Problem case status

-	On-line information forums

-	Access to technical information (on a read-only basis) which will enable current status reports to the customer.

Customer Responsibilities

To initiate or renew a Support Services plan, the customer must identify equipment types, quantities and applicable software release levels. Specific information for Field Replaceable Units (FRUs) to be covered under Repair Services should include product codes, hardware release level, serial number, software version and verification of current functionality. Upon request, Nortel can assist in collecting network audit and baseline information; in which case additional charges may apply.

The customer is responsible for using and maintaining the products in accordance with the applicable product documentation. To be eligible for Technical Support service, hardware and software that will be covered by such service must be in good operating condition and at revision levels specified by Nortel. The customer must use all reasonable efforts to maintain hardware and software at the release or update level for supported hardware and software in accordance with the Nortel published policies and procedures. This maintenance must be performed in accordance with policies and procedures published by Nortel. If the customer is using a software version released prior to the then-current minimum supported version(s), then the customer will need to upgrade to one of the then-current minimum supported versions in order to acquire rights to any known fix.
For any service request made by the customer that is not specifically provided by this service, Nortel will either provide a quote to provide that service, or Nortel will invoice the customer for the then-current Nortel time-and-materials fees plus associated travel and living expenses.
Nortel expects the customer to exhaust its internal troubleshooting processes to resolve the issue prior to contacting Nortel. These operational activities may include, but are not limited to:

•	Performing day-to-day maintenance and network operations

•	Monitoring network and system alarms

•	Performing diagnoses in accordance with instructions provided by Nortel and carrying out initial remedial actions including remote diagnosis

•	Operating and controlling the customer’s internal help desk for logging and tracking problem reports, inquiries, prioritizing events, and escalating as required to Nortel’s technical support group

•	Gathering data at Nortel’s direction

The customer is responsible for providing a detailed problem description during submission of the case.

In the event that the customer fails to comply with the requirements as described in this section, Nortel will advise the customer thereof. Nortel and the customer may then agree upon service to be provided at Nortel’s then-current time-and-materials fees plus any travel and living expenses incurred.

As an additional service, Nortel may provide additional equipment at the request of the customer to assist the customer. Nortel and the customer may then agree upon this service to be provided at Nortel’s then-current time-and-materials fees plus any travel and living expenses incurred.

The customer must be available as required by Nortel to aid in problem diagnosis for all cases reported to the Nortel technical support organization. The customer must designate competent personnel to work with Nortel engineers to restore the service level. The customer’s personnel may be required to assist with service level restoration in accordance with instruction that Nortel provides. The customer representative(s) must have the authority to make all decisions regarding any actions required to resolve the case. If the customer’s personnel are not able to maintain constant contact during the resolution of E1 and Business Critical cases, Nortel reserves the right to downgrade the category assignment of the case.

The customer acknowledges that any hardware/software upgrades/improvements or changes required to install or use a software fix, update, release, or any part thereof are charged separately from, and are in addition to, the charges of the current contract for technical support.

All customer support personnel responsible for operating and troubleshooting products must successfully complete training and certification where applicable.

Remote Access to Customer Network
To facilitate a rapid solution to emergency or high-priority service requests, Nortel will require remote access to be established into the customer network. There must be two levels of security checks provided by customer:
Network-level security requirements: the customer must provide high-speed access (1MB/second or higher throughput) via the Internet by installing and maintaining at least one Nortel Contivity VPN Gateway or equivalent sized and configured to provide a mutually agreed to number of user Logins and Passwords permanently assigned to Nortel

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Technical Support. Other logins will be set up for other Nortel services (e.g., engineering and software delivery groups as needed). The gateway will be the primary point of remote access into the customer network and must provide unrestricted, full controlling access, including split tunneling, GUI redirection, FTP, Telnet, X-Windows, etc., to all Nortel-provided equipment in the customer’s network. Nortel highly recommends that a second VPN gateway be installed for redundancy, which should not be collocated with the primary gateway (geographic redundancy).

Nodal-level security requirements: the customer must provide permanent “root” access level (unrestricted in any fashion) login and passwords for all Nortel-provided network elements and the individual node IP addresses of each network element. It is the customer’s responsibility to notify Nortel of any changes to the node IP list prior to implementing the changes. For the purposes of time-tracking compliance with the restoration of service targets set forth in this document, it is understood that this time will be measured and commence from the time Nortel technical support personnel are able to successfully access the impacted node in the customer’s network.

Remote Access Validation
The remote access network configuration and nodal-level security must be validated by Nortel Technical Support to help ensure successful remote access to network elements within five minutes of the first attempt to login. The customer agrees to allow Nortel Technical Support teams to periodically and randomly access the network elements to validate remote access functionality, in order to facilitate preparedness by Nortel to meet the requirements of this support-level agreement.

VPN Gateway Placement
The customer agrees to configure and maintain its network LAN/WAN, routers, firewalls and other ancillary equipment to provide unfettered and full access to all Nortel network elements. No additional security procedures, port, protocol or permissions restrictions will be implemented without the express agreement of Nortel Technical Support.
If the customer fails or causes delay in providing connectivity, Nortel will be excused from its fault resolution performance for a period equal to such failure or delay by the customer.

Remote Access by Nortel
Nortel will not connect to the customer’s network without prior authorization. The purpose of the connection will be solely to provide technical support. If access procedures for data links, including procedures related to security, require non-standard activity on Nortel’s part or impose additional costs upon Nortel, then Nortel may, as it reasonably determines to be appropriate for such activity or costs, invoice the customer for additional charges for Technical Support.

Service-Level Agreement without High-Speed Access
The SLA objectives stated in Appendix D are not applicable if high-speed access to the customer network is unavailable.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Assumptions
The following assumptions will govern the delivery of the Base Technical Support service:

•	Only products specifically identified are covered under the support plan.

•
Nortel support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel.

•
The customer will only be able to report E1 and E2 outages or Business Critical cases by telephone. These calls will be forwarded to the Nortel Emergency Recovery team and handled in the manner described in the section on Emergency Recovery. Business Critical, Major, and Minor cases will be addressed as described in Appendix B.

•	Customers may access the Nortel Call Center in order to escalate a case to higher levels of management within Nortel, as necessary.

•	Any changes to the scope of the project requirements once agreed upon will result in the requirement for a Job Change Order (JCO) with additional charges on a time-and-material basis.

•
All similar products within the network must be covered under the same service levels. If the provided product count is inaccurate or the product count/configuration changes during the support period, then the Support Services plan may be modified to reflect such changes.

•
All products of the same type must be entitled to receive the same level of support. Warranty services address product defects only. Products under a support plan cover both defects and non-defects. When a product is purchased and is under warranty, and the customer has the same product type in the network under a support plan, the product under warranty must be uplifted to the same level of support as the other products under a support plan. The support plan pricing will be based on the enhanced coverage of the Support Service plan. For the purpose of providing Support Services, Nortel will have the right at any time to audit a contracted site through software, remote polling or other reasonable means to verify the site’s in-service inventory against the contracted equipment to confirm the customer’s network size and/or to verify the software status.

•
Nortel will from time to time assess the products offered and supported. The assessment will be based on technology, market development, product deployment, and support requirements and may identify certain products that will be discontinued. Nortel reserves the right to modify or to terminate any Support Service purchased by the customer for products that have been discontinued. Subject to the then-current Nortel policies, continued support for any discontinued products beyond the effective date of discontinuance may be provided on a reasonable basis, as determined by Nortel.

•
Contracted services will be renewed automatically. To avoid automatic renewal of the Support Plan contract, the Customer must notify a Nortel Account Representative in writing ahead of the contract expiry date of Customer’s intent not to renew. If Customer does not send such notice, Customer will work with a Nortel Account Representative in order to identify the services and network coverage that will be applicable for the renewal period. Upon receipt of this information, Nortel will provide a renewal quote including pricing for the subsequent term. At this point, the customer can validate the proposal information and submit a PO for the renewal year.

•	Nortel will log all calls for record keeping purposes regardless of potential case classification.

•	A purchase order must be provided to Nortel to facilitate the billing of services that are not specifically identified as part of this service.

Exclusions
Unless negotiated otherwise, the Base Technical Support service will exclude:

•	Providing fault reports, or lead-time/performance metrics unless specifically contracted for these services.

•
Providing Support Services for any Nortel products purchased from unauthorized sources unless such products are certified by Nortel in order to qualify for Support Services. In addition, Nortel is not responsible for supporting third-party product(s) that are not under a support contract or for incorporating software corrections into software releases prior to the then-current supported software release(s). Nortel reserves the right to incorporate software corrections into future software releases. Nortel’s Hardware Recertification service identifies any deficiencies in the hardware to be supported and entitles customer to warranty coverage of said equipment.

Other Nortel services are available such as database and RF engineering, patch delivery, monitoring, assisted operate, capacity/performance evaluations, etc. See a Nortel account representative or the Nortel website, http://www.nortel.com for details.

If the customer requests a service that is neither part of the scope of this Base Technical Support Service nor within the control or responsibility of Nortel, then Nortel will charge additional fees to perform such services, in the event that Nortel agrees to perform them.
As new software loads are released for products, support for previous software releases is normally reduced and may eventually be discontinued. For equipment operating on an unsupported software release, Technical Support may be limited to ER according to then-current product support policies.

The customer acknowledges that any applicable fees associated with any hardware/software upgrades/improvements or changes required in order to implement any advice or resolution(s) provided by Nortel or to install or use a software fix, update, release or any part thereof are in addition to the fees for this Technical Support service or any applicable contracted price.

Timelines

The lead-time (from receipt of an order to the point at which service delivery begins) is typically a minimum of 45 days but may vary depending on the following factors:

•	Number and type of network elements to be connected

•	Customer responsiveness in completion of connectivity checklists and to coordinate with Nortel firewall access

Appendix A - Nortel Case Resolutions

Resolution	Explanation
Non-Nortel Attributable	Issues that are either customer/partner attributable
Nortel Hardware	Issues triggering a case that are due to a Nortel hardware deficiency.
Nortel Software	Issues triggering a case that are due to a Nortel software deficiency.
Nortel Documentation	Issues triggering a case that are due to a Nortel documentation deficiency.
Nortel Administration	Non-productive activity tracking (time tracking, opened in error, entitlement)
Nortel Attributable Other	Issues triggering a case that are due to other Nortel deficiencies
External Attributable	Issues that are beyond the control of the customer or Nortel.
Other Projects	Productive activity that falls outside of normal contracted Post In-Service support. Note: ensure LC/Regional accounting requirements are followed.
Scheduled Event	An E1/E2 event that was required to perform specific problem resolution of maintenance.

Appendix B - Case Severity Classification

Nortel uses case priorities that correspond with the Customer Severity (TL9000) classifications set out in the table below. Notwithstanding the TL9000 Major Customer Severity definition, Nortel utilizes the following additional case priority definitions: E2, Business Critical, and Major to provide increased focus on certain types of Major problems.

If it is not clear which severity level applies to the reported hardware/software problem, then Nortel assignment of severity level shall be used; however, if a problem clearly belongs in a given severity level as defined below, then that severity level shall be used.

TL9000 Severity Classification	Nortel Case Priority	Examples
Critical

E1

Problems that severely affect service, capacity/traffic, billing and maintenance capabilities and require immediate corrective action, regardless of time of day or day of the week. Problem worked continuously until resolved. The customer is required to assist during this period.

Total or partial network element outage

A reduction in capacity or traffic handling capability such that expected loads cannot be handled

Failure resulting in dynamic routing, switching capability or transport loss

Any loss of safety or emergency capability (e.g., emergency calls such as 911 in North America)

Inability to restart the system

Loss of billing/accounting capability

Corruption of billing or system databases that requires service affecting corrective actions

Other problems that severely affect service, capacity/traffic, billing, and maintenance capabilities or are jointly viewed by Nortel and the customer as critical

Major

E2

Problems that result in potential service degradation and/or total outage. Serious situation not involving service degradation in a live environment, but leading to a total or partial loss of redundancy.

Loss of redundancy of critical functions (i.e. control, interface, power, cooling)

Loss of protection switching capability

Short outages equivalent to system or subsystem outages not seriously impacting service with accumulated duration of greater than two minutes in any 24-hour period, or that continue to repeat during longer periods

A reduction in provisioned capacity of 5% and for a cumulative duration of > 10 minutes per 24 hours

Repeated degradation of DS1/E1 or higher rate spans or connections

Loss of system’s ability to perform automatic system reconfiguration

Loss of access to maintenance or recovery operations

Any loss of functional visibility and/or diagnostic capability

Loss of system’s ability to provide any required system critical/major alarms

Total loss of access to provisioning

Business Critical

Problems that result in a major degradation of system or service performance that impacts service quality or significantly impairs network operator control or operational effectiveness. Overall network is degraded resulting in severe limitations to operations or network management software product has major feature that is not working properly with only a temporary workaround.

Nortel requires continuous support from the customer operator during the troubleshooting and resolution period.

The customer has been given a work-around but the situation still requires constant attention due to the temporary nature of the work-around

Software application/migration issues that gate the introduction of new services or functionality

Billing error rates that exceed specifications

Corruption of system or billing databases

Major

Problems that result in conditions that seriously affect system operation, maintenance and administration, etc. and require immediate attention. The urgency is less than in Business Critical situation because of a lesser immediate or impending affect on system performance, customers, and the customer’s operation and revenue.

Degradation of any capacity/traffic measurement function

Degradation of functional visibility and/or diagnostic capability

Degradation of access for maintenance or recovery operations

Degradation of the system’s ability to provide any required system critical/major alarms

Loss of access for routine administrative activity

Any system failure without direct immediate impact

Intermittent degradation of services; partial loss of access to provisioning

Software application/migration issues that do not impact service

Reduction in any capacity/traffic measurement function

Any loss of functional visibility and/or diagnostic capability

Any significant increase in product-related customer trouble reports

Follow-up to E1 customer problems

Other problems that disrupt or prevent routine system activities, or problems that are jointly viewed as Major events by Nortel and the customer

Minor
Minor Problems do not significantly impair the functioning of the system and do not significantly affect service to customers. These problems are tolerable during system use.

Appendix C - Technical Support for MD and EOL Software Loads

Life Cycle for Software Loads
From a Nortel Technical Support point of view, there are five categories of software loads:
Software Load Status	Software Life Cycle Milestone	Software Availability	Technical Support Availability
Production Load	Generally Available (GA) or Channel Ready (ChR)	Orderable	The Production load is currently generally available (GA) or Channel Ready (ChR); Supported by TAS, ER, and patched where appropriate.
Active Load	Active	Special Order Only	The software load is Active. Supported by TAS, ER, and patched where appropriate.
Inactive Load	Inactive	Not Orderable	The software load is Inactive. Supported by TAS and ER. Consideration for patching for E1 and E2 priority emergency outages only.
Retired Load	Manufacture Discontinued (MD)	Not Orderable	The Retired load is Manufacture Discontinued. Supported by TAS and ER. The Retired load is not patched. Root Cause Analysis (RCA) is not available.
End Of Life (EOL)	End of Life (EOL)	Not Orderable

The EOL load has reached the Product Retirement or End of Life (EOL) stage of the life cycle and is no longer fully supported. The EOL load is not orderable. The EOL load is not patched. TAS and ER support may be limited. ER support at EOL does not include Root Cause Analysis (RCA). Stated SLA objectives for fix response times are not applicable for loads at EOL.

Note: Please contact your account representative to identify the classification of your current loads.

Appendix D - Service Level Agreement (SLA) Objectives

Nortel strives to meet service level objectives for fix response times that adhere to or exceed TL 9000 industry standards.

Service Level Agreement (SLA) objectives during Product Lifecycle
Load Type	E1/E2 Recovery	Business Critical/Major	Minor
Production Load	Standard SLA	Standard SLA	Standard SLA
Active load	Standard SLA	Standard SLA	Standard SLA
Inactive load	Standard SLA	Standard SLA	Standard SLA
Retired load	Standard SLA	Standard SLA	Standard SLA
End of Life	SLA objectives not supported	SLA objectives not supported	SLA objectives not supported
Service Level Objectives vary according to the level of service purchased by the customer.

Service Level Agreement (SLA) objectives for Wireline - Base Support Plan

Service	Response	Recovery	Resolution	Availability
E1
Emergency Recovery	< 15 mins	Continuous until recovered 90% in 18 hrs	Follow-up: Major	24x7x365
E2
Emergency Recovery	< 15 mins	Continuous until restored, action plan delivered in 24 hrs	Follow-up: Minor	24x7x365
Business Critical
Technical Assistance Service	Within 1 hour		Product and Non Product Defect - 90% Resolved in 30 TL Days	24x7x365 (Page Out Support)
Major
Technical Assistance Service	Same Business Day		Product and Non Product Defect - 90% Resolved in 30 TL Days	8X5
Minor
Technical Assistance Service	Next Business Day		Product and Non Product Defect - 90% Resolved in 180 TL Days	8X5

Service Level Agreement (SLA) objectives for Wireless - Base Support Plan
Service	Response	Recovery	Resolution	Availability
E1
Emergency Recovery	< 15 mins	Continuous until recovered 90% in 18 hrs	Follow-up: Major	24x7x365
E2
Emergency Recovery	< 15 mins	Continuous until recovered 90% in 18 hrs	Follow-up: Minor	24x7x365
Business Critical
Technical Assistance Service	Within 1 hour		90% Resolved in 30 TL Days	24x7x365
Major
Technical Assistance Service	Same Business Day		90% Resolved in 30 TL Days	8X5
Minor
Technical Assistance Service	Next Business Day		90% Resolved in 180 TL Days	8X5

Notes:

•	TL9000 time includes 7X24 - 365 days/year - excluding time awaiting receipt of customer-provided data or actions.

•	In limited situations, SLA objectives of third party suppliers may apply

Repair - Return and Replace

Return and Replace service, a repair service from Nortel, provides for the replacement of a defective Nortel Field Replaceable Unit (FRU) with an equivalent FRU. Under this service, Nortel will use commercially reasonable efforts to ship an equivalent,

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

replacement FRU to the customer within 10 business days following receipt of the defective FRU.

Nortel will register and manage requests for the Return and Replace service during normal business days and hours observed by Nortel in the region where the service is being performed.

Upon receiving the customer’s request and after any diagnostics assistance, Nortel will allocate a part request number, also known as a Return Material Authorization (RMA) number, to each FRU to be replaced and notify the customer of the relevant part request number.

Following allocation of the part request number(s) - and provided that Nortel has a functionally equivalent FRU in stock - Nortel will ship an equivalent FRU within 10 business days from the receipt of the defective FRU. Where possible, Nortel will ship FRUs from its regional logistic locations. If an equivalent FRU is not in stock or if the replacement FRU must be physically returned to Nortel for repair due to its technology or configuration, Nortel will use commercially reasonable efforts to expedite the customer’s order.

Customer Responsibilities

With regards to Repair Services, the customer will be required to:

•	Pay all applicable duties, taxes, and other charges associated with the importation of the replacement (or repaired) FRU into the country of destination.

•	Use the specifically assigned part request number(s) provided by Nortel and include completed Nortel Fault Report Forms when returning any FRU.

•	Adhere to packing instructions provided by Nortel (including anti-static precautions) when returning the defective unit.

•	Put the replacement (or repaired) FRU into service.

Note: On-site repair and on-site replacement labor are not included with Repair Services.

Assumptions

The following assumption will govern the delivery of Repair Services:

•
Equipment still covered by original 12-month warranty is processed for repair using this process. However, the customer is not charged for repair equipment, including charges for return of defective items, if original warranty is still in place. Warranty equipment must be registered with Nortel via the support plan to receive warranty or non-warranty support. Once warranty expires, equipment repairs are handled via the Repair process set forth here until expiration of the support plan.

•
Nortel will incur the expense of shipping the replacement (or repaired) FRU to the customer using a method and carrier selected by Nortel. Nortel is responsible for loss of, or damage to, a FRU while it is in possession by Nortel or in transit to the customer. Nortel does not guarantee the arrival time of the replacement (or repaired) FRU.

•
Unless required for operational reasons and agreed upon with Nortel, the replacement (or repaired) FRU will be at the then-current minimum hardware, firmware, and software release levels, as they are made Generally Available (GA) by Nortel.

•	Nortel warrants the replacement (or repaired) FRU to be free from defects in workmanship and material attributable to Nortel for a period of 12 months from the replacement (or repaired) date.

•	Nortel reserves the right to reject the return of any FRU that does not clearly display the specific part request number (RMA number).

•
As part of the Repair Service, Nortel will monitor all faulty circuit pack returns for No Fault Found (NFF) from the customer. The term NFF refers to a pack that upon receipt by Nortel is tested and found to comply with applicable Nortel specifications. All returns classified as NFF that are greater than 10% of the total circuit pack return volume from the customer will be subject to the per-incidence repair service fee, as published by Nortel. Nortel will measure the total circuit pack return volume on a quarterly basis.

Specific for Return and Replace Service
If in the judgment of Nortel, the returned FRU has been damaged by misuse, accident, modification, failure to maintain proper physical or operating environment or improper maintenance by the customer, then Nortel will contact the customer to decide upon the course of action. Possible actions may include:

•	Scrapping the returned, defective FRU.

•	Returning the defective unrepaired FRU to the customer at the customer’s expense.

•	Replacing the defective FRU in which case, Nortel will invoice the customer the full replacement cost of the unit at the then-current Nortel list price or any applicable contracted price.

Exclusions

The following exclusions will govern the delivery of Repair Services:

•	Repair Services do not include Emergency Part Dispatch. For emergency situations requiring next-day shipment, the customer may request the Nortel Emergency Parts Dispatch service.

-	Emergency repair support is accessible 24 hours a day, seven days a week

-	Emergency service is subject to the terms and conditions of such service and subject to additional fees, as published in the Nortel Price List

-
Under the Emergency Parts Dispatch service, Nortel will exercise all reasonable efforts to ship an equivalent FRU on the next day, subject at all times to Nortel having a functionally equivalent FRU in stock.

-	The choice of delivery carrier and freight charges will be the customer’s responsibility

•	Hardware upgrades

•
Coverage for: (i) consumable items and supplies that are “used up” during normal product operation (such as printer ribbons, light bulbs, fuses, filters, etc.), (ii) original equipment manufacturer (OEM) products/vendor equipment and the customer’s third-party equipment not furnished by Nortel, (iii) cable plant, (iv) miscellaneous network hardware furnished by Nortel (such as monitors, printers, modems, etc.), (v) power equipment (such as fuse panel, batteries, miscellaneous hardware, racks, cabling, etc.), and (vi) major system assemblies (such as frames, bays, shelves, line drawers, etc.).

•	On-site repair or replacement and any associated labor, or travel and living expenses

Nortel will not provide fault reports, or lead-time/performance metrics.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Support Services cover Nortel products purchased either from Nortel or from an agent authorized by Nortel. Nortel will not be obligated to provide Support Services for any Nortel products purchased from unauthorized sources unless such products are certified by Nortel in order to qualify for Support Services. In addition, Nortel is not responsible for supporting third-party product(s) not supplied by Nortel or its agents.

Note: Available Nortel service offers to certify equipment for Support Services coverage include Optical Equipment Certification (A0504498), System Level Switch Certification for DMS (A0851089), Multiservice Switch Upgrade Certification (A0844533) and Services Edge Router Certification (A0506960). Certification by Nortel of equipment purchased from unauthorized sources or delivery of Support Services for such equipment does not relieve customer of any obligation that may be outstanding to pay applicable RTU fees.

Third-Party Product Spares - Next Day

The Third-Party Product Spares - Next Day service consists of:

•	Technical Support

•	Third-Party Product Spares (dispatch of replacement part and dispatch of a field technician for on-site installation with a next-day target arrival at contracted customer sites).

With Nortel managing third-party spares inventory logistics as well as the assignment and dispatch of a field technician, the Third-Party Product Spares - Next Day service provides for the delivery and installation of replacement Field Replaceable Unit (FRUs) to the customer’s contracted sites for the covered third-party products that are supplied by Nortel or purchased separately by the customer. Nortel will dispatch a spare part (FRU) to the customer’s contracted site in exchange for the faulty FRU removed from the defective Nortel product. A field technician dispatched by Nortel to the customer’s contracted site will remove the faulty FRU from the affected Nortel product, install the replacement FRU, and return the faulty FRU back to Nortel.

The Third-Party Product Spares - Next Day service virtually eliminates the need for the customer to purchase and hold spares inventory or to provide a field technician for spare-part replacement.

This service can more specifically help the customer:

•	Receive dependable remote technical assistance and emergency recovery for issues associated with the operation and maintenance of Nortel products in the customer’s network.

•	Save spares hardware capital and expense because the service:

-	Eliminates dedicated spares inventory and lost spares hardware costs

-	Saves the cost of financing non-revenue-producing inventory

-	Saves on the expense of repairing and making baseline changes to sparing inventory

-	Saves the cost associated with inventory taxes

•	Save inventory management capital and expense because the service:

-	Saves costs associated with inventory management tools, storage cabinets, and local and central warehousing.

-	Eliminates or reduces delivery and shipping costs.

-	Eliminate resource requirements for personnel associated with:

-	Defective parts return management

-	Process management

-	Inventory planning and administration

-	Tracking and baseline control

-	24x7 warehousing management

-	24x7 parts delivery and installation

-	Hiring and training of field maintenance personnel

Service Deliverables

The Third-Party Product Spares - Next Day service deliverables includes:

•	Contract Administration (or Spares Program Office) to support communications and administrative issues relating to the service.

•	A single point of contact - the Nortel Managed Spares Call Center - for placing replacement FRU service requests.

•	Access to, and use of, Nortel spares inventory from central depots.

•	Spare-part warehousing and inventory management.

•	Replacement FRU dispatch and delivery with a next-day target arrival to the customer’s contracted sites.

•	On-site removal of the faulty FRU and installation of the replacement FRU.

•	Defective FRU return process

•	Escalation management.

Technical Support
Base Technical Support involves remote support for issues associated with the maintenance of third-party products.

Note: Please refer to Technical Support section of this document for details

Nortel Managed Spares Call Center
The Nortel Managed Spares Call Center is the customer’s single point of contact for the Third-Party Product Spares - Next Day service. The Call Center is available 24 hours a day, seven days a week and serves as:

•	A single point of contact to receive replacement FRU service requests from the customer.

•	A logistics and coordination center for all FRUs dispatched and delivered to the customer’s contracted site(s).

•	A coordination center for the assignment and dispatch of the field technician to the customer’s contracted site(s).

•	An information and escalation center for service requests.

Spares Inventory

To furnish the Third-Party Product Spares - Next Day service, Nortel owns, stocks, warehouses, and dispatches replacement FRUs from inventory held in central depots to

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

support the maintenance of deployed Third-Party products. Nortel repairs the faulty FRUs returned on behalf of the customer in exchange for the replacement FRUs and returns them back into the spares inventory. This inventory is used to respond to service requests made by the customer under this service definition for the Third-Party Product Spares - Next Day service. Replacement FRUs may not be new but will be in working order and equivalent to the FRU exchanged.

Note: An inventory list used to price the Third-Party Product Spares - Next Day service will be provided. FRUs will be identified on the list.

All replacement FRUs are exchanged on a like-for-like basis and maintained at, or above, baseline releases specified by Nortel or the Third-Party Supplier. Each replacement FRU will be form, fit, and function compatible to the faulty FRU being replaced. The final inventory FRU list identified by Nortel as required to support the Nortel products in the customer’s network will be based on the final product configurations of the inventory of Nortel products deployed in the customer’s network at each of the customer’s contracted site(s).

Spares Warehousing and Inventory Management
Nortel has a warehousing distribution system that is based on a central depot distribution center. A warehouse located in the United States provides for the dispatch of replacement FRUs to the customer’s contracted sites located in most major metropolitan areas and strategic rural locations throughout North America.
Nortel establishes and maintains restocking levels that reflect service planning and inventory management practices that are standard in the industry. The spares inventory turnover is closely monitored and adjusted as necessary on an ongoing basis.

Replacement FRU Dispatch and Delivery
After a request for a replacement FRU has been validated by the Call Center, Nortel will pick, pack, and dispatch the replacement FRU using a common carrier overnight delivery service to make the delivery to the customer’s contracted site. The replacement FRU will be delivered the next day for customer requests received and validated by the Call Center prior to 7:00 pm, local time, at the dispatching central depot. Weekend and holiday deliveries are subject to common carrier limitations on its overnight delivery services for weekends and for its observed holidays.

Dispatch of Field Technician and Replacement FRU Installation
After a request for a replacement FRU has been validated by the Call Center, Nortel will assign a field technician, who will be scheduled for arrival on the next day for customer requests received and validated by the Call Center prior to 7:00 p.m., local time, at the dispatching central depot. The Call Center will coordinate the arrival of the field technician with the common carrier’s scheduled overnight delivery of the replacement FRU at the customer’s contracted site.

The Nortel field technician will deinstall the defective part and install the replacement FRU.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Note: A list of field technician qualifications can be provided.
While on site, the field technician will assist in resolving technical issues associated with the faulty FRU by working under the direction of the Network Operations Center (NOC) personnel who are responsible for monitoring the customer’s network. Nortel will assume that the NOC will play the lead role in resolving the network’s technical issues; therefore, the NOC should have highly skilled technical product experts to troubleshoot the problem and to provide the field technician with the replacement directions and corrective actions to be performed on site.

The field technician will have the skills to assist the NOC in resolving the site hardware issue and will act as the “eyes and hands” on site for the NOC personnel. The technician will have been trained in the equipment’s operation to aid the NOC in troubleshooting the problem and will replace the faulty hardware as required, but the technician will not troubleshoot without the direction of NOC personnel.

Defective FRU Return Process
Nortel field technician will arrange for the return of the faulty FRU back to Nortel on behalf of the customer. Faulty FRUs become Nortel property when received by Nortel. Upon receipt by Nortel of the exchanged (i.e., faulty) FRU, the replacement FRU becomes the customer’s property.

Note: The Defective FRU Return Process will adhere to the Nortel Material on Loan (MOL) policy.

Escalation Management
The Call Center is the escalation channel to the customer for raising unsatisfactory service conditions or immediate concerns associated with the Third-Party Product Spares - Next Day service. Nortel internal escalation will begin under the following situations:

•	When the Call Center representative becomes aware of a condition that may prevent Nortel from meeting its dispatch for next-day delivery targets.

•	In the event a replacement FRU is not available to meet the next-day delivery target.

•	When the ability of Nortel to fulfill a replacement FRU service request is affected by a conflict between the customer’s service request and the Nortel service entitlement database.

Nortel Responsibilities

The Third-Party Product Spares - Next Day service provides for Nortel to own, manage, and warehouse spares parts and then dispatch them on an as-needed basis to a contracted customer site to replace a failed unit in the network. A dispatched field technician will remove the defective part from service and install the replacement spare. The field technician will return the defective part to Nortel for repair so that it can be put back into inventory as a replacement part.

Service Level: Next Day
Third-Party Product Spares - Next Day service provides for dispatch of replacement FRUs and a field technician for arrival Monday through Friday from 7:00 a.m. to 7:00 p.m., customer local time. Weekend and holiday arrivals are subject to common carrier

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

limitations on its overnight delivery services for weekends and for its observed holidays.
After the Nortel Managed Spares Call Center validates the customer’s request for a replacement FRU, Nortel assigns a field technician and dispatches the replacement FRU(s), each to arrive at the customer’s contracted site on the next day, if the request is validated prior to 7:00 p.m., local time, at the dispatching central depot. If validation is completed after 7:00 p.m., then arrival at the customer’s contracted site will be on the second day.
For example, if validation is completed at 6:00 p.m. on Monday, then Nortel will assign the field technician and dispatch the replacement FRU(s) for arrival on Tuesday between 7:00 a.m. and 7:00 p.m. If validation is completed at 9:00 p.m. on Monday, then arrivals at the customer’s contracted site will be on Wednesday between 7:00 a.m. and 7:00 p.m.
Any diagnosis and troubleshooting required to identify the faulty FRU to be replaced needs to be completed prior to the customer’s placement of the call to the Call Center to request the replacement FRU. The response time interval starts after the Call Center’s validation of the customer’s request for a replacement FRU and the assignment of a replacement FRU service request number.

The Third-Party Product Spares - Next Day Service Level Target response times are set out below:
Third-Party Product Spares - Next Day Service Level Targets
Service Level	Call Center Response	Field Technician and FRU Arrival at Site	Performance Target
Availability	24x7	7:00 am - 7:00 pm	95%
Response	Immediate	Next Day	95%

Note: Performance Targets are measured for each annual term. Nortel strives to dispatch replacement FRUs and field technicians to the correct customer contracted site and on time; however, there may be occasions where response times cannot be met, due to circumstances that are beyond Nortel’s control.

Customer Responsibilities

The customer’s responsibilities with regards to Technical Assistance and 24x7 Emergency Recovery have been described previously in the service definition for Technical Support.

With regards to the Third-Party Product Spares - Next Day service, the customer agrees that the service will not be used to supplement the customer’s equipment ordering process. Further, the customer is required to:

•
Provide the full count and product configurations of all the Nortel products deployed in the customer’s network that are to be supported to allow for Nortel planning and management of appropriate replacement FRU inventories.

•
Identify the location/address, any security access, and maps/driving instructions for each customer site to be covered by this service if in a non-urban area. For locations requiring special access, such as government facilities or financial institutions, the customer must provide written documentation needed to obtain access.

•
Inform the contract administration prime (or a project office point of contact) of any change to the customer’s site(s). This information must include new Nortel products and product configurations added

•	to customer’s network; any adds, changes, or deletions to existing configurations; and/or the establishment of new customer sites and/or product configurations at those customer sites.

•	Provide the first level of diagnostics in determining the need for a replacement FRU using the customer’s in-house structure that performs first-line support.

•	Confirm appropriate access and make provisions for receiving the replacement FRU at a predefined time and location in a timely manner, which includes:

-	Informing the Call Center of any rules that apply to the Nortel field technician to gain access to the contracted customer’s site.

-	Designating a customer representative to meet the carrier to receive delivery of the replacement FRU.

-	Designating a customer representative to meet the Nortel field technician and escort the technician to the affected product.

•	Make arrangements for the Nortel field technician to leave the contracted customer site with the faulty FRU to return to Nortel on the customer’s behalf.

•
Agree that Nortel may subcontract all or any portion of the service to subcontractors selected by Nortel provided that Nortel remains fully responsible to the customer for the performance of the service set out in this service definition.

Assumptions

The following assumptions will govern the delivery of the Third-Party Product Spares - Next Day service:

•	Service availability is subject to geographical limitations.

•
In some instances, the proposed managed spares program is subject to a separate, valid, signed agreement between the customer and Nortel. This separate agreement will include a Contract Statement of Work (CSOW) and will set forth the applicable terms and conditions governing the acceptance and delivery of services. As long as the customer has provided the required product, configuration, quantity and location details as set forth in the Responsibilities section, further contract agreement are not required.

•	Unless otherwise agreed to in writing between the customer and Nortel, the replacement FRU will be at the then-current minimum hardware, firmware, and software release levels as published by Nortel.

•
The Call Center will inform the customer’s service requestor and the Nortel contract administration prime (or the project office point of contact) if a customer service request is outside the scope of work set out in this service definition (i.e., non-compliant). Examples of non-compliant requests include a service request on a non-contracted Nortel product, or a service request for a customer site not listed for coverage under this service definition. If the service request is non-compliant, then the customer may request a quotation from the Nortel contract administration prime (or the project office point of contact) for the Nortel list price for dispatch of a FRU or technician. If the customer proceeds with the non-compliant request, then the call will be verified against a Purchase Order (PO) number furnished by the customer, and a replacement FRU and/or technician will be dispatched on a commercially reasonable basis and will not be subject to the service-level targets set out in this service definition. The customer agrees to promptly pay invoices issued by Nortel for such non-compliant services.

•
In the event that the customer’s representative is not at the customer’s site designated by the authorized caller to meet the carrier and the Nortel field technician, then reasonable efforts will be made by the carrier and/or field technician to contact the customer’s on-site representative for a period not to exceed 30 minutes after arrival. If the customer does not receive the replacement FRU and/or field technician, then the FRU will be returned to the originating spares depot, and/or the field technician will return to Nortel.

•	Any changes to the scope of the project requirements once agreed upon will result in the requirement for a Job Change Order (JCO) with additional charges on a time-and-material basis

Exclusions

Unless negotiated otherwise, the Third-Party Product Spares - Next Day service will exclude:

•
Spare inventory warehousing, inventory management and delivery of replacement FRUs not identified in the final contract with the customer or as subsequently modified in writing between the customer and Nortel.

•	Support for any customer sites not identified in the final contract with the customer or as subsequently modified in writing between the customer and Nortel.

•	Access to FRUs for the purposes of provisioning (i.e., adding to) the customer network.

•	Logistics, inventory or service costs associated with changes to the customer network configuration - changes may include moves, adds, overbuilds, network extensions, new routes, etc.

Timelines

The CSOW will set forth the applicable terms and conditions governing the acceptance and delivery of Third-Party Product Spares - Next Day service and must be in place before the program set-up time begins. The standard service set-up lead-time is 30 days from Nortel acceptance of a customer PO. For extensive customer network deployments or where new local depot stocks need to be established, set-up lead-time may require up to 60 days. Service set up must be completed before the Nortel Call Center can begin accepting the customer’s service request calls for replacement FRUs or to dispatch field technicians.

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Corrective Content Management

Nortel offers the Corrective Content Management service for the delivery and application of patches and patch packages, as well as the application of maintenance releases that will be used to enhance software currently installed in customer sites or lab environments. This service provides skilled personnel for the delivery of patches to customer’s network and the application of corrective content (patches, patch packages, and maintenance releases).

Service Deliverables

Nortel Corrective Content Management service includes the following deliverables:

•
Download and application of patches and patch packages to elements (or point of use) in the customer’s network, which are supported by this service offering under a standard 28-day cycle (see Appendix A). Patch application will be performed via auto-apply methodologies for those products that have auto-apply capability.

•	Based upon individual product release schedules, application of maintenance releases to element(s) in the customer’s network, which are supported under this service offering (see Appendix A).

•	Electronic notification of patch delivery success or failure

Nortel Responsibilities

Nortel will be responsible for:

•	Planning and scheduling service delivery with input from the customer representative

•	Performing Corrective Content activities in compliance with Nortel standard specifications and procedures

•
Delivering and applying the patches and patch packages, and apply the maintenance releases necessary for the customer’s network element(s) based upon element information provided by the customer. Maintenance release, and patch/patch package applications will be performed during the agreed-upon maintenance window and following the distribution of the software to the network elements.

Note: Corrective content may be downloaded at any point within a 24-hour/28-day period, unless otherwise specified by the customer.

Note: The application of some product corrective content may require a network element (or elements) to be taken out of service and/or restarted. Nortel, in conjunction with the customer, will manage this requirement as part of this service.

•
Un-tarring and moving patches for SGSN (Serving GPRS Support Node) and SIG (SS7 IP Gateway) elements from the dropbox or SDS (Software Distribution Site) server to the end element where the patches will be applied. If patches are delivered to a dropbox, and an SDS exists within the customer’s network, the patches will be moved from the dropbox to the SDS, un-tarred at the SDS, and then transferred to the end element. If no SDS exists, but a dropbox exists within the customer’s network, the patches will be un-tarred on the dropbox and then transferred to the end element.

•	Downloading and applying Emergency (EMG) category patches within three business days (Monday through Friday) from the time that the patch is released

Note: If an EMG patch is classified as disruptive, then the patch application schedule will have to be negotiated with the customer.

•	Removing patches categorized as Obsolete Emergency (OBE) within three business days

•	Providing electronic notification to the customer upon successful/unsuccessful delivery and application of patch content

•
Providing switch health checks prior to (and during) application activity. Health Check (NHC) looks for common, symptomatic network anomalies that would prevent a successful deployment of corrective content.

•
Working in conjunction with the customer to identify and resolve any patch download and corrective content application failures (patching/patch packages or maintenance releases) that may arise during the delivery of the service

•	Performing a post-check to verify operational status following patch/patch packages and maintenance releases corrective content application

•	Leaving the network in the same state as prior to the start of the corrective content application process

Customer Responsibilities

For the successful delivery of this service, the customer must:

•	Provide contact names, e-mail addresses, and phone numbers (preferably with voice mail), and keep contact list current through the duration of this service

•	Identify which element(s) deployed within the network will be included in this service prior to the commencement of the service

•
Provide Nortel with 24/7 remote access to the network element(s), device(s), and/or intermediate server (i.e., SDS, where applicable), including the location/user home directory, user ID, and password. The userid and password are to remain static throughout the duration of the Corrective Content Management service. In the event a change is required, the customer will need to communicate the change(s) to Nortel in an agreed-upon timeframe and format.

•
Provide facilities for remote network access, including associated User IDs and passwords, through the use of a secure high-speed machine-to-machine interface using a VPN tunnel, T1/E1 link, Secure Shell connection or Contivity, and ensure that connectivity to the customer’s NE(s) or device(s) is available at all times for automated corrective content download activity. The VPN tunnel should permit only authorized Nortel resources (personnel and equipment) to access the tunnel. These resources are only permitted with customer’s consent and for the intent specified.

***

Caution:***

•	Support for X.25 connectivity is limited to legacy DMS TDM switch elements for customers that already subscribe to this pre-existing service.

•	Ensure sufficient space is available for corrective content download (where applicable) on the network element(s) or device(s) to which corrective content will be downloaded

•
Provide a technically knowledgeable representative during all corrective content management activities, and have technically knowledgeable resources available to travel to site to address site related issues that may arise

•	Ensure the network element(s) are at a compatible and appropriate software release level prior to the application of the corrective content

•	Ensure any new hardware required to meet the requirements for applying corrective content is available and installed prior to the application

•
Distribute maintenance loads (maintenance releases), when maintenance loads are available on media, to equipment requiring the corrective content prior to the start of the corrective content management service

•	Troubleshoot all alarms prior to scheduled corrective content application activities

•
Verify that the appropriate entitlements to use the corrective content software updates, whether through initial equipment purchase agreements, software support contracts, or other contractual agreements with Nortel are in place prior to the commencement of the service

•	Ensure auto-apply is enabled on each DMS-100F switch and is set to run at least five days a week (for patching)

•	Minimize changes to location and naming convention of NE(s) requiring corrective content (where applicable) download

•
Configure the dropbox for SGSN, USGSN and SIG patches as an SDS server if no SDS server exists within the customer’s network. This will enable the patches to be un-tarred at the dropbox location and then transferred to the end element. Create an SDS if no SDS exists. In the case of GGSN patches, configure the dropbox as an SCS server if no SCS server exists within the customer’s network. This will enable the patches to be un-tarred at the dropbox location and then transferred to the end element

•	Provide file management and FTP (File Transfer Protocol) privileges on the SDS/SCS server

Assumptions

The following assumptions will govern the delivery of the Corrective Content Management service:

•	This service is available for Nortel products supported under this service offering that are listed in Appendix A of this document, and which have met Nortel Patch Operations acceptance criteria.

•	Where the Corrective Content service is offered remotely, it is provided via a secure customer-provided VPN tunnel *** for those customers who already subscribe to this pre-existing service

•	IP addresses, user names, passwords, and directory structures must be left intact to help ensure successful ongoing corrective content delivery. If a change is made or requested to be made:

-	For NA and CALA, Patch Operations needs to be contacted at 1-800-4NORTEL using the appropriate Express Routing Code (ERC).

-	For EMEA, contact the software delivery prime.

•	A customer representative will need to work with an authorized Nortel representative to form a virtual team; this team will coordinate all matters related to the service activities

•
Communication between members of each team should be possible during normal Nortel business hours (Monday through Friday, 8 a.m. to 5 p.m. local time), excluding Nortel’s holidays. Backup personnel and escalation paths will need to be identified and communicated between each team prior to the start of the service activities.

•	All required customer-provided information should be received by Nortel within the required and agreed-upon timeframes.

•
For patching, this service is priced using a standard (28-day) cycle. If the customer requires more frequent patch/patch package download and application, the price of the service will be adjusted to accommodate this requirement (maintenance release service schedules will be based upon individual product release schedules).

•
Only applicable “GEN” (Generally Available), “ACT” (Activateable), or “EMG” (Emergency) category corrective content (patches, patch packages, and/or maintenance releases) will be downloaded and applied as part of this service offering

•
Corrective content (patches/patch packages and/or maintenance releases) with a status of “V” (Verification office) may be downloaded and applied for a site(s) that has been identified as a verification office

•	Corrective content download is not dependent upon the availability of a maintenance window and may occur at any time of the day, unless the customer specifies and requests a specific window of time.

•
The customer will need to identify all specific elements requiring service. If the actual number of NEs or current network design is different than that provided to Nortel at the time of the Corrective Content Management service proposal, or if the customer makes changes to the network after the service commences which causes additional effort (e.g., the corrective content management effort has started but needs to be rescheduled because of a gating hardware issue or additional effort is incurred to troubleshoot and clear corrective content management affecting alarms), then additional charges will apply, which will be charged at the then-current non-contract technical assistance rate plus expenses. Additional charges will be discussed and signed off by the customer’s primary contact before the commencement of work.

•
For DMS and Wireline VoIP and Wireless Voice Core elements (Switch/HLR), download and application of EMG patches/patch packages and application of EMG maintenance releases will be performed within three business days. For Access or Data network elements, EMG corrective content will be downloaded within three business days and applied within two weeks.

Note: Above timeline is applicable (Monday through Friday) from the time that the emergency corrective content is released. If an EMG corrective content is classified as disruptive, the application schedule will have to be negotiated with the customer.

•	Application of maintenance releases and patch packages will be dependent upon individual product release schedules.

•
Corrective content application will occur during maintenance window as agreed upon by the virtual team comprised of Nortel and Customer representatives. For the North American market, the default maintenance widow is Monday-Thursday 11:00 p.m. to 6:00 a.m. (Eastern Time); any exceptions must be agreed upon by the virtual team prior to the commencement of work.

•	The service is provided in conformance with Nortel’s published software and hardware support polices.

•	This service is applicable only to the North America, Caribbean, Latin America (CALA) and EMEA markets.

Exclusions

Unless negotiated otherwise, the Corrective Content Management service will exclude:

•	Implementing security measures, whether from a Nortel or a customer perspective, other than those expressly agreed upon.

•	Reconfiguring existing equipment, whether previously supplied by Nortel or by another vendor.

Nortel offers the Corrective Content Management service for the delivery and application of patches and patch packages as well as the application of maintenance releases that will be used to enhance software currently installed in customer sites or lab environments. This service provides skilled personnel for the delivery of patches to customer’s network and the application of corrective content (patches, patch packages and maintenance releases).

Service Deliverables

Corrective Content Management service includes:

•
Downloading and applying patches and patch packages to elements (or point of use) in the customer’s network, which are supported by this service offering under a standard 28-day cycle (certain products may be on a different service cycle (please see Appendix A for product-specific standards). Patch application will be performed via auto-apply methodologies for those products that have auto-apply capability.

•	Based upon individual product release schedules, application of maintenance releases to element(s) in the customer’s network, which are supported under this service offering (see Appendix A).

•	Electronic notification of patch delivery success or failure

Nortel Responsibilities

Nortel will be responsible for:

•	Planning and scheduling service delivery with input from the customer representative

•	Performing corrective content activities in compliance with Nortel standard specifications and procedures

•
Delivering and applying the patches and patch packages, and applying the maintenance releases necessary for the customer’s network element(s) based upon element information provided by the customer. Maintenance release, and patch/patch package applications will be performed during the agreed-upon maintenance window and following the distribution of the software to the network elements.

Note: Corrective content may be downloaded at any point within a 24-hour/28-day period, unless otherwise specified by the customer.

Note: The application of some product corrective content may require a network element (or elements) to be taken out of service and/or restarted. Nortel, in conjunction with the customer, will manage this requirement as part of this service.

•
Un-tarring, and moving the patches from the dropbox or SDS (Software Distribution Site) server , in the case of SGSN (Serving GPRS Support Node) and SIG (SS7 IP Gateway) elements, to the end element where the patches will be applied. If patches are delivered to a dropbox, and an SDS exists within the customer’s network, the patches will be moved from the dropbox to the SDS, un-tarred at the SDS, and then transferred to the end element. If no SDS exists, but a dropbox exists within the customer’s network, the patches will be un-tarred on the dropbox and then transferred to the end element.

•	Downloading and applying Emergency (EMG) category patches within three business days (Monday through Friday) from the time that the patch is released

Note: If an EMG patch is classified as disruptive, then the patch application schedule will have to be negotiated with the customer.

•	Removing patches categorized as Obsolete Emergency (OBE) within three business days

•	Providing electronic notification to the customer upon successful/unsuccessful delivery and application of patch content

•
Providing switch health checks prior to and during application activity. Health Check (NHC) looks for common, symptomatic network anomalies that would prevent a successful deployment of corrective content.

•
Working in conjunction with the customer to identify and resolve any patch download and corrective content application failures (patching/patch packages or maintenance releases) that may arise during the delivery of the service

•	Performing a post-check to verify operational status following patch/patch packages and maintenance releases corrective content application

•	Leaving the network in the same state as prior to the start of the corrective content application process

Customer Responsibilities

For the successful delivery of this service, the customer must:

•	Provide contact names, e-mail addresses, and phone numbers (preferably with voice mail), and keep contact list current through the duration of this service

•	Identify which element(s) deployed within the network will be included in this service prior to the commencement of the service

•
Provide Nortel with 24/7 remote access to the network element(s), device(s), and/or intermediate server (i.e., SDS, where applicable), including the location/user home directory, user ID, and password. The userid and password are to remain static throughout the duration of the Corrective Content Management service. In the event a change is required, the customer will need to communicate the change(s) to Nortel in an agreed-upon timeframe and format.

•	Provide facilities for remote network access, ***.

Note: ***

Caution:***

•	Support for *** customers who already subscribe to this pre-existing service.

•	Ensure sufficient space is available for corrective content download (where applicable) on the network element(s) or device(s) to which corrective content will be downloaded

•
Provide a technically knowledgeable representative during all corrective content management activities, and have technically knowledgeable resources available to travel to site to address site related issues that may arise

•	Ensure the network element(s) are at a compatible and appropriate software release level prior to the application of the corrective content

•	Ensure any new hardware required to meet the requirements for applying corrective content is available and installed prior to the application

•
Distribute maintenance load(s) (maintenance releases) to equipment requiring the corrective content prior to the start of the corrective content management service when maintenance loads are available on media

•	Troubleshoot all alarms prior to scheduled corrective content application activities

•
Verify that the appropriate entitlements to use the corrective content software updates, whether through initial equipment purchase agreements, software support contracts, or other contractual agreements with Nortel are in place prior to the commencement of the service

•	Ensure “auto-apply” is enabled on each DMS-100F switch and is set to run at least five days a week (for patching)

•	Minimize changes to location and naming convention of network element(s) requiring corrective content (where applicable) download

***

•	Provide file management and FTP (File Transfer Protocol) privileges on the SDS/SCS server

Assumptions

The following assumptions will govern the delivery of the Corrective Content Management service:

•	This service is available for Nortel products supported under this service offering that are listed in Appendix A of this document, and which have met Nortel Patch Operations acceptance criteria.

•	Where the Corrective Content service is offered remotely, it is provided *** for those customers who already subscribe to this pre-existing service

•	IP addresses, user names, passwords, and directory structures must be left intact to help ensure successful ongoing corrective content delivery. If a change is made or requested to be made:

•	For NA and CALA, Patch Operations needs to be contacted at 1-800-4NORTEL using the appropriate Express Routing Code (ERC).

-	For EMEA, contact the software delivery prime.

•	A customer representative will need to work with an authorized Nortel representative to form a virtual team; this team will coordinate all matters related to the service activities

•
Communication between members of each team should be possible during normal Nortel business hours (Monday through Friday, 8 a.m. to 5 p.m., local time), excluding Nortel’s holidays. Backup personnel and escalation paths will need to be identified and communicated between each team prior to the start of the service activities.

•	All required customer-provided information should be received by Nortel within the required and agreed upon timeframes.

•
For patching, this service is priced using a standard (28-day) cycle. If the customer requires more frequent patch/patch package download and application, the price of the service will be adjusted to accommodate this requirement (maintenance release service schedules will be based upon individual product release schedules).

•
Only applicable “GEN” (Generally Available), “ACT” (Activateable), or “EMG” (Emergency) category corrective content (patches, patch packages, and/or maintenance releases) will be downloaded and applied as part of this service offering

•
Corrective content (patches/patch packages and/or maintenance releases) with a status of “V” (Verification office) may be downloaded and applied for a site(s) that has been identified as a verification office

•	Corrective content download is not dependent upon the availability of a maintenance window and may occur at any time of the day unless the customer specifies and requests a specific window of time.

•
The customer will need to identify all specific elements requiring service. If the actual number of NEs or current network design is different than that provided to Nortel at the time of the Corrective Content Management service proposal, or if the customer makes changes to the network after the service commences which causes additional effort (e.g., the corrective content management effort has started but needs to be rescheduled because of a gating hardware issue or additional effort is incurred to troubleshoot and clear corrective content management affecting alarms), then additional charges will apply, which will be charged at the then-current non-contract technical assistance rate plus expenses. Additional charges will be discussed and signed off by the customer’s primary contact before the commencement of work.

•
For DMS and Wireline VoIP and Wireless Voice Core elements (switch/HLR), download and application of EMG patches/patch packages and application of EMG maintenance releases will be performed within three business days. For Access or Data network elements, EMG corrective content will be downloaded within three business days and applied within two weeks.

Note: Above timeline is applicable (Monday through Friday) from the time that the emergency corrective content is released. If an EMG corrective content is classified as disruptive, the application schedule will have to be negotiated with the customer.

•	Application of maintenance releases and patch packages will be dependent upon individual product release schedules.

•
Corrective content application will occur during maintenance window as agreed upon by the virtual team comprised of Nortel and customer representatives. For the North American market, the default maintenance widow is Monday-Thursday 11:00 p.m. to 6:00 a.m. (Eastern Time - NA); any exceptions must be agreed upon by the virtual team prior to the commencement of work.

•	The service is provided in conformance with Nortel’s published software and hardware support polices.

•	This service is applicable only to the North America, Caribbean, Latin America (CALA) and EMEA markets.

Exclusions

Unless negotiated otherwise, the Corrective Content Management service will exclude:

•	Implementing security measures, whether from a Nortel or a customer perspective, other than those expressly agreed upon.

•	Reconfiguring existing equipment, whether previously supplied by Nortel or by another vendor.

•	Providing emergency recovery service for customer NEs.

•	Providing technical support for customer NEs.

•	Providing customer mentoring

•	Handling “LTD” (Limited) and “DBG” (Debug) patches.

•	Activating “ACT” (Activateable) patches. These patches will be applied as necessary, but the activation activity is the responsibility of the customer.

•	Handling any V category corrective content except for customer sites identified as verification offices.

•	Providing services other than those specifically described herein. Any additional support requested by the customer will be ordered and charged separately.

•
Providing any software or hardware required to be purchased prior to the corrective content download and application activities, nor the application of software required to be applied to the element prior to the application of the corrective content.

Timelines

The lead time to commence delivery of the Corrective Content Management service is six weeks from the acceptance of the customer’s purchase order (PO) by Nortel and receipt of a completed Services Entitlement Form (SEF). If connectivity to the customer’s network *** is not established prior to the commencement of this service, the lead-time to commence delivery of the Corrective Content Management service will be added to the lead time required to implement VPN connectivity.
Nortel, in conjunction with the customer, will determine a timeline for the start and completion of this service. Patches will be downloaded and applied on a pre-determined 28-day cycle. Maintenance releases and patch package service schedules will be based upon individual product release schedules.
The delivery time to complete the Corrective Content Management is dependent upon the number of network elements.

Note: Nortel requires a two-week notice to reschedule personnel.

Pricing Notes

•	The order code for the Corrective Content Management service is GR5353000/N0025982.

•	The Corrective Content Management service is an annually contracted service.

•	Pricing for this service is ***

•	Requests to perform corrective content application outside of the agreed upon maintenance window may result in additional costs for the Corrective Content Management service.

•	The purchase of this service does not relieve the customer from paying any software Right-to-Use fees, where applicable.

•
If any work is performed outside of the Corrective Content Management service description, the work will be charged at the then-current non-contract technical assistance rate plus expenses. Additionally, delays outside of the control of Nortel (e.g., when service activities are suspended or delayed due to site or equipment readiness issues, or connectivity is not available into the customer's network through the customer's VPN tunnel, etc.) that impede the progress of the delivery of this service will be charged at this rate. Any changes to the scope of the project requirements, once agreed upon, will result in the requirement for a change order with additional charges on a time-and-material basis. Corresponding changes will also be made to the schedule for completion of the job. These items will be discussed and signed off by the primary contact designated by the customer.

•	If the service can be performed remotely, but on-site services are requested, then premium rates will apply.

Appendix A - Equipment Types

Element Type	Patch Delivery		Patch Management		Maintenance Release Management
	Remote	Onsite	Remote	Onsite	Remote	Onsite
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Applicable		Not Applicable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Applicable		Not Applicable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Applicable		Not Applicable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Applicable		Not Applicable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Applicable		Not Applicable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Supported
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Supported
***	Yes	Yes	Yes	Yes	Not Supported
***	Yes	Yes	Yes	Yes	Not Supported
***	Yes	Yes	Yes	Yes	Not Supported
***	Not Patchable		Not Patchable		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Patchable		Not Patchable		Not Supported
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Supported		Not Supported		Yes	Yes
***	Not Applicable		Not Applicable		Yes	Yes
***	Yes	Yes	Yes	Yes	Not Applicable
***	Not Patchable		Not Patchable		Not Supported
***	Not Patchable		Not Patchable		Yes	Yes
***	Yes	Yes	Yes	Yes	Yes	Yes
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Patchable		Not Patchable		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Patchable		Not Patchable		Yes	Yes
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported
***	Not Supported		Not Supported		Not Supported

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

Optional Services

Software Release Service - Basic
Software Release Service - Basic provides Application Software for covered network devices.
http://navigate.us.nortel.com/imds?pg=/pss/service/softwarerel_basic&view=PreSales#ServiceDefinitionDocument

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT A

Redacted

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

EXHIBIT B

Redacted

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

EXHIBIT C

Redacted

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

EXHIBIT D

Redacted

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

EXHIBIT E

Redacted

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

EXHIBIT F

Redacted

***Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL TREATMENT REQUESTED	Exhibit 10.14 Redacted

EXHIBIT G

CDMA Acceptance 1xRTT Test Plan
Redacted